                                                                       Exhibit 3

                             ARTICLES OF AMENDMENT
                                AND RESTATEMENT

TO THE DEPARTMENT OF STATE, COMMONWEALTH OF PENNSYLVANIA:

     In compliance with the requirements of Article VIII of the Business Corporation Law approved the 5th day of May, 1933, P.L. 364, as amended, the applicant desiring to amend and restate its Articles hereby certifies, under its corporate seal that:

1.   The name of the corporation is:

               UGI CORPORATION

2.   The location of its registered office is:

               1401 Arch Street
               Philadelphia, Pa. 19105

3.   The Act of Assembly by or under which it was incorporated is:

          "An Act authorizing the merger and consolidation of certain corporations" approved May 3, 1909, P.L. 408, and supplements and amendments thereto."

4.   Its date of incorporation is: August 21, 1925

5. The meeting of the shareholders of the corporation at which the amendment and restatement was adopted was held at the time and place and pursuant to the kind and period of notice herein stated:

     Time:     The 7th day of May, 1973

     Place:    The Board Room of The Fidelity Bank,
               135 S. Broad Street, Philadelphia, Pennsylvania.

     Kind and period of notice:

               Written notice mailed, first class postage prepaid to each shareholder on March 26, 1973.

6.   At the time of the action of the shareholders:

     (a) The total number of shares outstanding was:

                    4,165,976 shares of Common Stock

     (b) The number of shares entitled to vote was

                    4,165,976 shares of Common Stock

7.   In the action taken by the shareholders:

     (a) The number of shares voted in favor of the amendment and restatement was:

                    2,956,903 shares of Common Stock

     (b)  The number of shares voted against the amendment and restatement was:

                    138,984 shares of Common Stock

8. The amendment and restatement adopted by the shareholders, set forth in full, is attached hereto as Exhibit A and made a part hereof.

9. The effective date of the aforesaid amendment and restatement shall be July 1, 1973.

          IN WITNESS WHEREOF, these Articles of Amendment and Restatement have been executed under the seal of this corporation and signed by two duly authorized officers thereof this 11th day of June 1973.

                                   UGI CORPORATION


                                   By: /s/ Arthur E. Bone
                                       ------------------------------------
                                       Arthur E. Bone,
                                       President.

                                       /s/ George W. Westerman
                                       ------------------------------------
                                       George W. Westerman,
                                       Vice President.


Attest:


/s/ A. W. Terry
---------------------------   [SEAL]
A. W. Terry,
Secretary.

Approved and filed in the Department of State on the 12th day of June, A.D.
1973.

                                   /s/ Secretary of the Commonwealth
                                   ---------------------------------
                                   Secretary of the Commonwealth


                                    TES/as

                                                                       EXHIBIT A


                             AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION

     ARTICLE I. The name of the Corporation is UGI Corporation.

     ARTICLE II. The location and post office address of the registered office of the Corporation in this Commonwealth is:

                    1401 Arch Street
                    Philadelphia, Pennsylvania 19105

     ARTICLE III. The purpose or purposes for which the Corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania are to engage in, and do any lawful act concerning, any or all lawful business for which corporations may be incorporated under said Business Corporation Law, including but not limited to:

          1. The supply of light, heat, fuel or power to the public by means of gas or electricity, or by any other means, or by any combination thereof.

          2. The production, generation, manufacture, transmission, transportation, storage, distribution or furnishing of natural or artificial gas, electricity or steam or air conditioning or refrigerating service, or any combination thereof to or for the public.

          3. The diverting, pumping or impounding of water for the development or furnishing of hydro-electric power to or for the public.

          4. Manufacturing, processing, owning, using and dealing in personal property of every class and description, engaging in research and development, the furnishing of services, and acquiring, owning, using and disposing of real property of every nature whatsoever.

     ARTICLE IV. The term for which the Corporation is to exist is perpetual.

     ARTICLE V. The aggregate number of shares which the Corporation shall have authority to issue is 14,000,000 shares, divided into 10,000,000 shares of Common Stock, par value $4.50 per share, 2,000,000 shares of Series Preference Stock, without par value, and 2,000,000 shares of Series Preferred Stock, without par value. The Board of Directors shall have the full authority permitted by law to fix by resolution filed in the manner provided by law, prior to the issuance thereof, full, limited, multiple or fractional, or no voting rights, and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights, and other special or relative rights of the Common Stock, the Series Preference Stock, the Series Preferred Stock, or of any series of any of such classes of shares, that may be desired. Unless otherwise provided in any such resolution, the number of shares of any existing series or of any series established and designated in any such resolution hereafter adopted by the Board of Directors pursuant to this Article V may be increased (within the then total authorized shares of the class) or decreased (but not below the number of shares of the series then outstanding) by such a resolution. In like manner, unless otherwise provided in any such resolution, the Board of Directors may from time to time, within the then total authorized shares of any class, establish and designate any reacquired or unissued shares of any series of any class (whether or not theretofore established and designated as a part of any existing series) as shares of such class of one or more existing or additional series and fix and determine the relative rights and preferences thereof.

     ARTICLE VI. Unless otherwise provided in any resolution adopted and filed pursuant to Article V of the Articles, no holder of shares of the Corporation of any class or series now or hereafter outstanding shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issue of stock, or securities convertible into stock, of any class, series or kind whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends, or otherwise.

     ARTICLE VII. These Articles may be amended in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

                         COMMONWEALTH OF PENNSYLVANIA

                                    [SEAL]

                              DEPARTMENT OF STATE
                                 OFFICE OF THE
                         SECRETARY OF THE COMMONWEALTH

TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, the Department of State is authorized and required to issue a

                           CERTIFICATE OF AMENDMENT

evidencing the amendment and restatement of the Articles of Incorporation in their entirety of a business corporation organized under or subject to the provisions of that Law; and

     WHEREAS, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                                UGI CORPORATION


     HENCEFORTH, The "Articles," as defined in Article I of the Business Corporation Law, shall not include any prior documents;

     THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be Sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                                 GIVEN    under my Hand and the Great Seal
                                          of the Commonwealth, at the City
                                          of Harrisburg, this 12th day of
                                          June, in the year of our Lord,
                                          one thousand nine hundred and
                                          seventy-three, and of the
                                          Commonwealth, the one hundred
                                          and ninety-seventh.

                                          /s/ Secretary of the Commonwealth
                                          _________________________________
                                          Secretary of the Commonwealth

                         COMMONWEALTH OF PENNSYLVANIA
                             DEPARTMENT OF STATE
                              CORPORATION BUREAU

APPLICANT'S ACC'T NO.   3-1-74.41 1152
                      -----------------------------------
                             (Line for numbering)

DSCB: BCL-307 (Rev. 8-72)

Filing Fee: $48
AB-2

Statement of
Change of Registered
Office-Domestic
Business Corporation

Filed this 3rd day of
October, 1974
Commonwealth of Pennsylvania
Department of State

/s/ Secretary of the Commonwealth

Secretary of the Commonwealth
(Box for Certification)
--------------------------------------------------------------------------------

     In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P.L. 364)(15 P.S. Section 1307) the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

1. The name of the corporation is:

                                UGI CORPORATION
--------------------------------------------------------------------------------

2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

       1401                                              Arch Street
--------------------------------------------------------------------------------
     (Number)                                              (Street)

     Philadelphia                                  Pennsylvania       19105
--------------------------------------------------------------------------------
     (City)                                                         (Zip Code)

3. The address to which the registered office in this Commonwealth is to be changed is:

    Box 858, Irwin Building, Route 363
--------------------------------------------------------------------------------
    (Number)                                              (Street)

    Valley Forge, Montgomery County              Pennsylvania         19482
--------------------------------------------------------------------------------
    (City)                                                          (Zip Code)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 25th day of September, 1974.

                                                      UGI CORPORATION
                                           -------------------------------------
                                                   (Name of Corporation)

                                       By: /s/ George W. Westerman
                                           -------------------------------------
                                                         (Signature)

                                                       Vice President
                                           -------------------------------------
                                               (Title: President,
                                                       Vice President, Etc.)

Attest:

          /s/
-----------------------------------
           (Signature)

 Secretary of the Commonwealth
-----------------------------------
(Title: Secretary,
        Assistant Secretary, Etc.)

(Corporate Seal)

                                UGI CORPORATION

               Statement With Respect to Series Preferred Stock

                 In compliance with the requirements of Section 602 of the Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended, UGI Corporation hereby certifies under its corporate seal that:

                 1. The name of the Company is: UGI Corporation.

                 2. The Board of Directors of the Company, pursuant to authority vested in it by Article V of the Company's Amended and Restated Articles of Incorporation, duly adopted the following resolutions fixing certain voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of all of the shares of the Series Preferred Stock of the Company, establishing the first series of the Series Preferred Stock of the Company to consist of 600,000 shares and fixing the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights thereof, of the shares of such series:

                 RESOLVED, that pursuant to authority granted to the Board of Directors by Article V of the Corporation's

Amended and Restated Articles of Incorporation, the Board of Directors hereby fixes certain voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights applicable to all of the shares of Series Preferred Stock, without par value (hereinafter called "Series Preferred Stock"), and determines the extent to which said shares may be divided and issued in series and the extent to which shares of one series of Series Preferred Stock may vary from shares of other series thereof:

1.   Series and Limitations of Variations between Series.

     The shares of Series Preferred Stock may be divided into and issued in series from time to time, as herein provided. All shares of Series Preferred Stock of all series shall rank ratably as to dividends and assets according to the respective rates and amounts provided in these resolutions and any resolution creating any additional series of Series Preferred Stock. All shares of any particular series of Series Preferred Stock shall be identical to all other shares of that series except as to the date or dates from which dividends on such shares shall be cumulative, as permitted by Section 2 of this resolution. Subject to the limitations set forth in this resolution and any applicable provisions of law, the shares of Series Preferred Stock of different series may vary as to the following terms and provisions, which shall be fixed in the case of each such series at any time prior to the issuance of any shares thereof by resolution or resolutions of the Board of Directors creating each such series (hereinafter sometimes called the "Creating Resolution"):

     (a) Distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

     (b) Dividend rate per annum of shares of such series, and the date or dates from which dividends on shares of such series shall be cumulative (hereinafter sometimes called the "Date of Cumulation");

     (c) Provisions for redemption, and, if the shares of such series are subject to redemption, the Redemption Price or Prices (as hereinafter defined) at which, and the terms and conditions on which, the shares of such series may be redeemed;

     (d) Amount or amounts payable upon the shares of such series in the event of the liquidation, dissolution or winding up of the Corporation, which amount or amounts may vary depending on whether the liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, be subject to other terms and conditions; provided that upon the issue of any shares of Series Preferred Stock an amount per share equal to no less than the involuntary liquidation price per share shall be allocated to the stated capital of the Corporation;

     (e) Provisions, if any, entitling the shares of such series to the benefit of a sinking fund or a purchase fund to be applied to the purchase or redemption of shares of such series, and, if so provided, the amount, terms and conditions of such fund;

     (f) Provisions, if any, as to convertibility into, or exchangeability for, shares of any other class or of any other series of the same or any other class of stock of the Corporation, and, if so provided, the conversion price or prices, and terms and conditions of such conversion or exchange;

     (g) Provisions, if any, granting to the shares of such series voting rights in addition to the voting rights provided for in this resolution;

     (h) Provisions, if any, entitling the shares of such series to the benefit of limitations restricting the creation of indebtedness or upon the issue of any additional shares ranking on a parity with or prior to the shares of such series as to dividends or assets in addition to the restrictions provided for in this resolution;

     (i) Provisions, if any, entitling the share of such series to the benefit of limitations restricting the purchase of, the payment of dividends on, or the making of other distributions in respect of, any shares of Junior Stock (as hereinafter defined), and, if so provided, the terms and conditions of any such restrictions; and

     (j) Provisions, if any, entitling the shares of such series to any other rights, preferences and limitations not inconsistent with the provisions of this resolution.

2. Dividends.

     (a) Out of any funds of the Corporation legally available therefor the holders of shares of Series Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, dividends in cash at the rate per annum for such series fixed by the Creating Resolution and no more, and such dividends shall be cumulative (whether or not in any dividend period there shall be funds of the Corporation legally available for the payment of such dividends) but accruals of dividends will not bear interest. Such dividends shall be payable on the first days of January, April, July and October in each year, in each case from the Date of Cumulation for the shares of such series; provided that the initial dividend with respect to any particular series shall be payable on such of said dates as next succeeds the date of issue of the first shares of such series to be issued, unless otherwise determined by the Creating Resolution. Until Full Cumulative Dividends (as hereinafter defined) on the outstanding shares of Series Preferred Stock of all series to the end of the last preceding quarterly dividend period shall have been paid or declared and set apart for payment, the Corporation shall not (i) set aside for or apply any sum to the purchase, redemption or other acquisition of shares of Series Preferred Stock of any series, (ii) pay or declare and set apart for payment any dividend on, or make any other distribution in respect of, any shares of Junior Stock, (iii) purchase, redeem, or otherwise acquire any shares of such Junior Stock, or (iv) set aside for or apply any sum to any optional redemption of indebtedness of the Corporation maturing more than one year from the date incurred or assumed.

     (b) No dividends shall be paid or declared and set apart for payment on shares of any particular series of Series Preferred Stock to the exclusion of the shares of any other series thereof. All dividends paid or declared and so set apart on shares of Series Preferred Stock of the respective series outstanding in an amount less than Full Cumulative Dividends shall be divided between the outstanding series in proportion to the aggregate amounts which would be distributable to each series if Full Cumulative Dividends to the end of the then current dividend period were declared and paid on all shares of all series then outstanding. If Full Cumulative Dividends upon the outstanding shares of Series Preferred Stock of all series to the end of the next preceding dividend period shall have been paid, all dividends declared and paid on the shares of the Series Preferred Stock of the respective series outstanding shall be declared and paid ratably, so that the amount of the dividend declared and paid on the shares of any particular series of the Series Preferred Stock shall be in the proportion that the quarterly dividend requirements of the shares of such series bear to the total quarterly dividend requirements of the Series Preferred Stock of all series at the time outstanding.

3.  Preference on Liquidation, etc.

     In the event of any liquidation, dissolution or winding up of the Corporation, the holders of shares of Series Preferred Stock of each series shall be entitled to receive, out of the assets of the Corporation available for distribution to its shareholders, before any distribution of assets shall be made to the holders of shares of Junior Stock, the amounts to which such holders are entitled as fixed by the Creating Resolution for such series. If upon any liquidation, dissolution or winding up of the Corporation the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Series Preferred Stock the full amounts to which they shall be entitled, the holders of shares of Series Preferred Stock of all series shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to shares of Series Preferred Stock of all series were paid in full. The holders of shares of Series Preferred Stock shall not be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Corporation other than the amounts provided for in this

Section 3. Neither the merger or consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Section 3.

4.   Sinking and Purchase Funds.

     Out of any funds of the Corporation legally available therefor remaining after Full Cumulative Dividends to the end of the then current dividend period upon the shares of Series Preferred Stock of all series then outstanding shall have been paid or declared and set apart for payment, and before any dividends shall be paid or declared and set apart for payment, or any other distribution shall be made in respect of, any shares of Junior Stock, and before any shares of Junior Stock shall be purchased, redeemed, or otherwise acquired by the Corporation, the Corporation shall set aside, in respect of the shares of each series of Series Preferred Stock any shares of which shall at the time be outstanding and in respect of which a sinking fund or purchase fund for the purchase or redemption thereof has been provided by the Creating Resolution for such series, the sums then or theretofore required to be set aside as a sinking fund or purchase fund, to be applied in the manner specified in the resolution creating such series.

5.   Redemption

     (a) Unless otherwise prohibited by any Creating Resolution for any outstanding series of Series Preferred Stock, the Corporation, may, at its option expressed by resolution of its Board of Directors, redeem at any time or from time to time the whole or any part of the shares of Series Preferred Stock or of any series thereof at the time outstanding by paying in cash the Redemption Price or Prices fixed by the Creating Resolution for such series, plus an amount equal to Full Cumulative Dividends thereon to the date fixed for redemption (the aggregate of such Redemption Price and Full Cumulative Dividends is hereinafter in this Section 5 called the "Full Redemption Price"), provided that the Corporation may not purchase or redeem less than all the shares of Series Preferred Stock of all series then outstanding unless

Full Cumulative Dividends to the end of the last preceding quarterly dividend period upon the Series Preferred Stock of all series then outstanding shall been paid or declared and set apart for payment and all sums required to be set aside as a sinking fund or purchase fund in respect of the shares of any series of Series Preferred Stock then outstanding shall have been set aside in accordance with the terms of the applicable sinking or purchase fund. If less than all the outstanding share of Series Preferred Stock of any series are to redeemed, the selection of shares for redemption may be made either by lot or pro rata in such manner as may be prescribed by resolution of the Board of Directors. Notice of every such redemption shall be given by mail to the holders of record of the shares to be redeemed and may be given in such other manner as may be prescribed by resolution of the Board of Directors, at least thirty days and not more than sixty days prior to the date fixed for redemption (which when fixed in each case and specified in the notice of redemption, is hereinafter called the "Redemption Date"). Any notice to be given by mail shall be deemed given when mailed to the holders of the shares of Series Preferred Stock to be redeemed of record at the time of mailing, at their respective addresses as the same shall appear on the books of the Corporation, but in the case of notice by mail, no accidental failure to mail such notice to any one or more holders shall affect the validity of the redemption of any shares of Series Preferred Stock so to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions contained in this resolution to prescribe the manner in which, and the terms and conditions upon which, the shares of Series Preferred Stock shall be redeemed from time to time If notice of redemption shall have been given, and if on or before the Redemption Date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, in trust for the account of the holders of the shares to be redeemed, so as to be and continue to be available therefor, then notwithstanding that any certificate for such shares so called for redemption shall not have been surrendered for cancellation, from and after the Redemption Date, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue and all rights with respect to such shares so called for redemption shall forthwith on such Redemption Date cease and terminate, except only the right of the holders thereof to receive, out of the funds so set aside in trust, the Full Redemption Price per share; provided that the Corporation may, if it shall so elect, deposit the amount of the Redemption Price for the account of the holders of shares of Series Preferred Stock entitled thereto with a bank or trust company doing business in the Commonwealth of Pennsylvania, or in the State of New York, and having capital and surplus of at least $10,000,000, at any time prior to the Redemption Date (the date of such deposit being hereinafter in this Section 5 referred to as the "Date of Deposit"). Notice of the Corporation's election to make such deposit, including the date on which the Full Redemption Price per share will be available, and the name and address of the bank or trust company with which the deposit has been or will be made, shall be included in the notice of redemption. If the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the Date of Deposit, and, notwithstanding that any certificate for shares of Series Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares with respect to which such deposit shall have been made shall no longer be deemed outstanding and all rights of the holders thereof as shareholders of the Corporation shall cease and terminate, except the right to receive out of the funds so deposited in trust from and after the Date of Deposit, the Full Redemption Price per share as herein provided and except any conversion, exchange or subscription rights not theretofore expired. Such conversion or exchange rights, however, in any event shall cease and terminate upon the Redemption Date or upon any earlier date duly fixed for the termination of such rights. At any time on or after the Redemption Date, or, if the Corporation shall elect to deposit the moneys for such redemption as herein provided, then at any time on or after the Date of Deposit, which time shall not be later than the Redemption Date, the respective holders of record of the shares of Series Preferred Stock to be redeemed shall be entitled to receive the Full Redemption Price per share upon actual delivery to the Corporation or, in the event of such deposit, to the bank or trust company with which such deposit shall be made, of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly endorsed in blank and including any necessary transfer stamps. Any moneys so deposited which shall remain unclaimed by the holders of such shares of Series Preferred Stock so redeemed at the end of two years after the Redemption Date shall be paid by such bank or trust company to the Corporation; provided that all moneys so deposited which shall not be required for such redemption because of the exercise of any right of conversion or exchange shall be returned to the Corporation forthwith. Any interest accrued on moneys so deposited shall belong to and be paid to the Corporation from time to time.

    (b) Except as otherwise provided by law or as otherwise provided in this resolution or in any Creating Resolution, the Corporation may purchase or acquire any shares of Series Preferred Stock at not exceeding the applicable Full Redemption Price for such shares at the time of such purchase. Any shares of Series Preferred Stock redeemed, purchased or acquired by the Corporation shall be cancelled and restored to the status of authorized but unissued shares of Series Preferred Stock without series designation and may thereafter, in the discretion of the Board of Directors, be reissued or otherwise disposed of at any time or from time to time as part of another series, subject to the terms and conditions herein set forth.

6.   No Preemptive Rights.

     No holder of shares of Series Preferred Stock shall be entitled to subscribe for or purchase any part of any new or additional issue of stock, or securities convertible into stock, of any class, series or kind whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends, or otherwise.

7.   Voting Rights.

     (a) Except as otherwise required by law or as otherwise provided in this resolution or in any Creating Resolution, the holders of shares of Series Preferred Stock shall have no voting rights and shall not be entitled to notice of any meeting of the shareholders of the Corporation. Except as otherwise provided by law, upon any matter on which the shares of Series Preferred Stock of any series have voting rights provided for in this resolution, each holder of shares of Series Preferred Stock of such series shall be entitled to one vote for each $25 which would be payable to him with respect to his shares of Series Preferred Stock of such series upon any involuntary liquidation, dissolution or winding up of the Corporation.

     (b) If and when there is a Default in Preferred Dividends (as hereinafter defined) in an amount equivalent to four full quarterly dividends on the shares of Series Preferred Stock of any series (hereinafter called "Four Quarters Default in Preferred Dividends"), and until a Default in Preferred Dividends shall no longer exist, the holders of shares of Series Preferred Stock, voting separately as a class and without regard to series, shall have the right (hereinafter called "Special Right") to elect the smallest number of Directors necessary to constitute a majority of the Board of Directors, but the holders of shares of Series Preferred Stock, shall not be entitled to vote in the election of the remaining Directors of the Corporation. In all elections for Directors pursuant to this subsection 7(b) the holders of shares of Series Preferred Stock shall not be entitled to cumulate their votes for the election of Directors. The terms of office, as Directors, of all persons who may be Directors of the Corporation at the time shall terminate upon the election of a majority of the Board of Directors by the holders of shares of Series Preferred Stock, whether or not the holders of the shares of Voting Stock (which term is used in this subsection 7(b) as it is hereinafter defined in subsection 8(a), subparagraph 3(iv)) of the Corporation shall at the time of such termination have elected the remaining Directors of the Corporation; thereafter during the continuance of the Special Right the holders of shares of Series Preferred Stock, voting separately as a class and without regard to series, shall be entitled to elect a majority of the Board of Directors; and all Directors so elected whether at any special or annual meeting for the election of Directors, held during the continuance of the Special Right shall hold office until the next succeeding annual election and until their respective successors, elected by the holders of shares of Series Preferred Stock, voting separately as a class and without regard to series, are elected and qualified, unless their terms of office shall be sooner terminated as provided in this subsection 7(b).

    Upon the accrual of the Special Right, it shall be the duty of the President, a Vice-President or the Secretary of the Corporation forthwith to call a special meeting of the shareholders of the Corporation for the purpose of electing a new Board of Directors, to be held not less than 45 nor more than 60 days after the accrual of the Special Right; provided that no such special meeting shall be called if the date of such accrual of the Special Right shall be less than 120 days prior to the date fixed by the by-laws of the Corporation for the next annual meeting of shareholders, in which case the election shall be held at such next annual meeting.

    The notice of any such special meeting and of any annual meeting of the Corporation at which the holders of shares of Series Preferred Stock shall have the Special Right shall be mailed to each holder of such shares of record entitled to vote at the meeting and shall set forth, among other things, (1) that by reason of the fact that there is a Four Quarters Default in Preferred Dividends the holders of shares of Series Preferred Stock, voting separately as a class and without regard to series, are entitled to elect the smallest number of Directors necessary to constitute a majority of the Board of Directors; (2) that any holder of shares of Series Preferred Stock has the right for a proper corporate purpose, at any reasonable time, to inspect and at his own expense make copies of the list of holders of shares of Series Preferred Stock maintained by the Corporation; and (3) the substance of the next succeeding paragraph with respect to the number of shares of Series Preferred Stock required to be represented at any meeting or adjournment thereof for the election of Directors of the Corporation.

    At any annual or special meeting for the election of Directors held during the continuance of the Special Right, the presence in person or by proxy of the holders of shares of Series Preferred Stock entitled to cast a majority of the total number of votes which all holders of the outstanding shares of Series Preferred Stock are entitled to cast at such meeting (hereinafter called "Total Preferred Vote"), shall be required to constitute a quorum of such class for the election of Directors;

provided that, if because of the absence of such a quorum at the first meeting for the election of Directors after any accrual of the Special Right no election of Directors shall be held, the holders of shares of Series Preferred Stock entitled to cast a majority of the votes which all holders of the shares of Series Preferred Stock who are present in person or by proxy at such meeting are entitled to cast at such meeting shall have power to adjourn the meeting for election of Directors to a date not less than 15 nor more than 50 days from the date of such first meeting. At any such adjourned meeting the presence in person or by proxy of the holders of shares of Series Preferred Stock entitled to cast thirty-five per cent of the Total Preferred Vote shall constitute a quorum of such class for the election of Directors.

    In the event the first such meeting of shareholders shall be so adjourned as aforesaid, it shall be the duty of the President, a Vice-President or the Secretary of the Corporation, within 10 days after the date of such first meeting, to cause notice of such adjourned meeting to be given to all shareholders of the Corporation entitled to vote thereat. Such notice shall contain substantially the statements hereinabove required with respect to the first meeting, and shall further state that the required quorum of the holders of shares of Series Preferred Stock was not present at such first meeting and that the holders of shares of Series Preferred Stock entitled to cast thirty-five per cent of the Total Preferred Vote shall be required to constitute a quorum of such class for the election of Directors at such adjourned meeting.

   If the holders of the shares of Series Preferred Stock fail to elect Directors at such adjourned meeting and if the first meeting was a special meeting called as aforesaid, the Directors of the Corporation then in office shall remain in office until the next annual meeting of the shareholders of the Corporation and until their successors have been duly elected and qualified; or, if such first meeting was an annual meeting of shareholders, all members of the Board of Directors to be elected at such meeting shall be elected by the holders of the shares of Voting Stock of the Corporation at such adjourned meeting.

    Except as provided in this subsection 7(b), the absence of a quorum of the Series Preferred Stock at any annual or special meeting at which the shares of Series Preferred Stock are entitled to elect a majority of the Board of Directors shall not prevent or invalidate the election by the holders of the shares of Voting Stock of the Corporation of the Directors whom they are entitled to elect; provided that the Directors most recently elected by the holders of shares of Series Preferred Stock shall continue to hold office until the next annual meeting of the shareholders of the Corporation and until their successors shall have been duly elected and qualified, unless the term of office of each shall be sooner terminated as provided in this subsection 7(b).

    If and when a Default in Preferred Dividends shall no longer exist (and dividends on the shares of Series Preferred Stock shall be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of the shares of Series Preferred Stock shall thereupon be divested of the Special Right, but subject to the same provisions for vesting such Special Right in the holders of the shares of Series Preferred Stock in the case of any subsequent Four Quarters Default in Preferred Dividends. Upon the termination of such Special Right upon payment of Full Cumulative Dividends on the shares of Series Preferred Stock to the end of the last preceding quarterly dividend period, the terms of office of all persons who may have been elected Directors of the Corporation by the holders of the Series Preferred Stock, voting separately as a class and without regard to series, shall forthwith terminate.

    In case of any vacancy in the office of a Director occurring among the Directors elected by the holders of shares of Series Preferred Stock, voting separately as a class and without regard to series, pursuant to this subsection 7(b), the remaining Directors elected by the holders of shares of Series Preferred Stock may elect, by affirmative vote of a majority thereof, or by a vote of the remaining Director so elected if there be but one, a successor or successors to hold office for the unexpired term of the Director or Directors whose place or places shall be vacant. In case of any vacancy in the office of a Director occurring among the Directors not elected by the holders of shares of Series Preferred Stock, neither the holders of the shares of Series Preferred Stock nor any Director elected by them shall be entitled to vote in filling such vacancy. In any such case, any Director so elected shall hold office until the next annual meeting of shareholders and until his successor shall have been duly elected and qualified, unless the term of office shall be sooner terminated as provided in this subsection 7(b).

    Nothing in this subsection 7(b) shall be deemed to prevent an increase in the number of Directors of the Corporation so as to provide additional positions on the Board of Directors for the Directors to be elected by the Series Preferred Stock, or to prevent any other change in the number of Directors of the Corporation.

8. Restrictions on Certain Corporate Action.

    (a) So long as any shares of the Series Preferred Stock of any series shall be outstanding, the Corporation shall not, without the written consent, or the affirmative vote of the holders of record of at lest two-thirds of the Total Preferred Vote, voting separately as a class and without regard to series,

        (1) alter or change the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights, if any, of all shares of Series Preferred Stock or of any series thereof in any material respect prejudicial to the holders thereof; provided that any such alteration or change of the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights, if any, of all shares of any particular series of Series Preferred Stock which is not in any material respect prejudicial to the holders of shares of Series Preferred Stock of any other series may be effected with the consent, given as aforesaid, of the holders of record of at least two-thirds of the number of votes of the particular series of Series Preferred Stock affected by such alteration or change;

        (2) create any class of stock ranking prior to the shares of Series Preferred Stock as to dividends or assets, or create any obligation or security of the Corporation convertible into or exchangeable for shares of stock of any class having such priority over the shares of Series Preferred Stock; or

    (3) issue any shares of any series of Series Preferred Stock, except the 600,000 shares of first series thereof initially issued by the Corporation, or issue any shares of any class of stock ranking prior to or on a parity with the shares of the Series Preferred Stock as to dividends or assets, unless the consolidated net income of the Corporation and its subsidiaries (as hereinafter defined) for any twelve consecutive calendar months within the fifteen calendar months immediately preceding the issue of such additional shares of Series Preferred Stock or of such other stock shall have been at least one and one-half times the sum of (i) the annual interest charges on all indebtedness for borrowed money of the corporation and its subsidiaries to be outstanding immediately after the proposed issue of such additional shares, (ii) the annual dividend requirements on all shares of stock of any class ranking prior to or on a parity with the Series Preferred Stock as to dividends or assets to be outstanding immediately after the proposed issue of such additional shares,
(iii) the annual dividend requirements on all shares of preferred stock of subsidiaries to be outstanding immediately after the proposed issuance of such additional shares, and (iv) the annual dividend requirements on all shares of Series Preferred Stock of all series to be outstanding immediately after the proposed issue of such additional shares. If all or any part of the proceeds of the additional shares of Series Preferred Stock or such other stock so proposed to be issued are to be coincidentally applied by the Corporation, directly or indirectly through subsidiaries or otherwise, to the acquisition of plants or other tangible assets with a previous record of earnings, or to the acquisition of subsidiaries with a previous record of earnings, there may be added to such consolidated net income of the Corporation and its subsidiaries for such period of twelve months, at the option of the Corporation, an amount equal to the net income of such assets or subsidiaries, for the same twelve months' period, determined by the Board of Directors in a manner consistent with the determination of consolidated net income of the Corporation and its subsidiaries.

    For the purposes of paragraph (3) of this subsection 8(a) and as otherwise indicated in this resolution the following shall be applicable:

           (i) The term "consolidated net income of the Corporation and its subsidiaries", determined in accordance with generally accepted accounting principles except as hereinafter provided, shall be deemed to mean the total income (including allowance for funds used during construction and all other income except amortization of premium on debt), of the Corporation and its subsidiaries and predecessor companies from all sources for the period in question, after deducting therefrom all operating and non-operating expenses and charges, including maintenance expenses, such provisions for reserves for retirements, renewals and replacements and for depreciation, obsolescence and depletion as determined by the Board of Directors in accordance with established practice of the Corporation and its subsidiaries, taxes and rentals paid or accrued in respect of the properties, license fees and franchise taxes paid or accrued, and Federal and State taxes based on income paid or accrued, but excluding interest charges on indebtedness (for money borrowed) of the Corporation and its subsidiaries, dividends on preferred stocks of subsidiaries, amortization of debt discount and expense, and profits or losses on sales of capital assets, amortization of intangible or property adjustments, write-downs of property, or other adjustments, and similar items.

           (ii) The term "predecessor companies" shall be deemed to mean any corporation or corporations substantially all the assets of which shall have been acquired by the Corporation or any subsidiary by purchase, merger or otherwise during the period for which the consolidated net income of the Corporation and its subsidiaries is to be determined and for the purposes hereof shall be deemed to have been owned for the full period considered.

               (iii) The term "subsidiary" shall mean any corporation of which at least a majority of the Voting Stock is at the time directly or indirectly owned or controlled by the Corporation or by one or more such subsidiaries; provided that in no event shall there be included within the term "subsidiary" any corporation substantially all of the physical properties of which are located outside of the United States of America.

               (iv) The term "Voting Stock" shall mean stock entitled under ordinary circumstances to vote for the election of Directors and does not mean or include stock so entitled to vote only upon failure to pay dividends thereon or upon some other contingency or for some special purpose or purposes.

     (b) So long as any shares of Series Preferred Stock of any series shall be outstanding, the Corporation shall not, without the written consent or the affirmative vote of the holders of record of at least a majority of the Total Preferred Vote, voting separately as a class and without regard to series,

      (1) increase the authorized number of shares of the Series Preferred Stock, or create any class of stock ranking on a parity with the Series Preferred Stock as to dividends or assets; or

      (2) merge into or consolidate with any other corporation or corporations or sell, lease or otherwise dispose of all or substantially all of its assets, unless such merger, consolidation, sale, lease or other disposition shall have been ordered, permitted or approved by the Securities and Exchange Commission under the provisions of the Public Utility Holding Company Act of 1935 as now in effect or as hereafter amended or by any successor commission.

     (c) Notwithstanding the foregoing provisions of this Section 8, it shall not be necessary to obtain any affirmative vote or consent of holders of the shares of Series Preferred Stock of any series in respect of any matter therein specified, if, in connection with the consummation of such transactions, irrevocable provision is to be made for the redemption or retirement of all of the shares of Series Preferred Stock of such series, at the time outstanding, within 45 days following consummation of such transaction.

9. Definitions.

    (a) The term "Junior Stock" as used in this resolution shall be deemed to mean the Common Stock and all other stock of the Corporation ranking junior to the Series Preferred Stock as to dividends or assets.

    (b) The term "Full Cumulative Dividends" whenever used in this resolution with reference to any share of any series of the Series Preferred Stock shall mean (whether or not in any dividend period or any part thereof in respect of which such term is used there shall have been any funds of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the rate per share fixed by the Creating Resolution for such series, for the period of time elapsed from the Date of Cumulation of such series to the date as of which Full Cumulative Dividends are to be computed, but without interest, less the amount of all dividends paid or declared and set apart for payment upon such share.

    (c) The term "Default in Preferred Dividends" shall mean the failure to pay Full Cumulative Dividends on all shares of all Series Preferred Stock then outstanding to the end of the last preceding quarterly dividend period.

    RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors hereby establishes 600,000 shares of the Series Preferred Stock, without par value, as a series of such Series Preferred Stock which shall be designated as Series Preferred Stock, $2.75 Series (hereinafter called "First Series"); and further

    RESOLVED, that the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the First Series (in addition to the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights set forth in the resolution of the Board of Directors establishing the terms of the class of Series Preferred Stock, which are applicable to the Series Preferred Stock of all series, hereinafter called "General Terms of the Series Preferred Stock") shall be as follows:

    1. Dividends. The dividend rate of the shares of the First Series shall be $2.75 per share per annum. Dividends on all shares of the First Series shall be cumulative from the date of the initial issue of such shares.

    2. Redemptions. The shares of the First Series shall be subject to redemption in the manner specified in the General Terms of the Series Preferred Stock at the following Redemption Prices per share applicable to the periods indicated:

                      Period                             Redemption Price
                      ------
June 1, 1975 to and including May 31, 1980..............       $27.75
June 1, 1980 to and including May 31, 1985..............       $26.75
June 1, 1985 to and including May 31, 1990..............       $25.75
                                                               ------
Thereafter..............................................       $25.75
                                                               ------

plus in each case, an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption; provided that the Corporation may not, prior to June 1, 1980, redeem any shares of the First Series if such redemption is a part of or in anticipation of any refunding operation involving the application, directly or indirectly, of borrowed funds or the proceeds of an issue of any stock ranking prior to or on a parity with the First Series as to dividends or assets, if such borrowed funds have an effective annual interest cost to the Company (calculated in accordance with generally accepted financial practice and without any consideration of income tax effect), or such stock has a dividend cost to the Company (so calculated), less than the dividend rate per annum of the First Series.

3. Liquidation Rights. The amounts payable upon the shares of the First Series in the event of any liquidation, dissolution or winding up of the Corporation shall be:

       (a) if the event be voluntary, the applicable Redemption Price per share as specified in paragraph 2 of this resolution, and

       (b) if the event be involuntary, $25 per share;

plus in each case an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of final payment.

    4. Other Provisions or Rights. The shares of the First Series shall not be entitled to the benefit of any other special provisions or rights that might hereby be created for the First Series in accordance with and in response to the terms of Section 1 of the General Terms of the Series Preferred Stock.

       3. The aggregate number of shares of such series established and designated by:

            (i)   such resolutions -- 600,000 shares;

            (ii) all prior statements, if any, filed under the Act of May 5, 1933, P. L. 364, as amended, with respect thereto -- none; and

            (iii) any other provision of this Company's Amended and Restated Articles of Incorporation -- none.

       4. Such resolutions were duly adopted by the Board of Directors of UGI Corporation at a meeting duly held on June 3, 1975.

    IN WITNESS WHEREOF, UGI Corporation has caused this Statement to be signed under its corporate seal by its President and its Secretary this 3rd day of June, 1975.


                                UGI CORPORATION

[CORPORATE SEAL LOGO]

[CORPORATE SEAL]                By: /s/ Arthur E. Bone
                                    ---------------------------
                                                      President


                                By: /s/
                                    ---------------------------
                                                      Secretary


Filed in the Department of State on the 5th day of June A.D., 1975.

                                    Secretary of the Commonwealth
                                    ---------------------------------
                                    Secretary of the Commonwealth

                              Line for numbering
                                    366234

                         COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                              CORPORATION BUREAU

DSCB-BCL-602(Rev 8-72)                            Filed this 4th day of
                                                  October 1977
                                                  Commonwealth of Pennsylvania
                                                  Department of State
Filing Fee: $40
A8-2
Statement Affecting Class
or Series of Shares--
Domestic Business Corporation                      Secretary of the Commonwealth

                                                      Box for Certification


    In compliance with the requirements of section 602 of the Business Corporation Law act of May 5, 1933 P.L. 364 15 (P S ss 1602) the undersigned corporation desiring to state the voting rights designations preferences, qualifications, privileges, limitations, options, conversion rights and other special rights if any of a class or series of hereby certifies that

1. The name of the corporation:

               UGI CORPORATION

2. (Check and complete one of the following):

    The resolution establishing and designating the class of series of shares and fixing and determining the relative rights and preferences thereof, set forth in full, is as follows



    /X/ The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof as set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by such resolution, (b) all prior statements, if any filed under the Business Corporation Law with respect thereto, and (c) any other provision of the Articles, is 600,000 shares.

4. (Check and complete one of the following):

    /X/ The resolution was adopted by the Board of Directors of the Corporation at a duly called meeting held on the 21st day of June, 1977.

    The resolution was adopted by a consent or consents in writing dated the ____ day of ________________, 19___ signed by all of the Directors of the corporation and filed with the Secretary of the corporation.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer to be hereunto affixed this 30th day of September, 1977.


                                      UGI CORPORATION

                                      _______________________________________
                                      NAME OF CORPORATION

                                              Arthur E. Bone
                                      By: -----------------------------------
                                                 SIGNATURE

                                      Arthur E. Bone
                                      President
                                      _______________________________________
                                      (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest

/s/  George S. Webster
----------------------------
                   Signature

     George S. Webster
    Assistant Secretary
----------------------------
    (TITLE: SECRETARY,
ASSISTANT SECRETARY, ETC.)

CORPORATE SEAL

                                                                       Exhibit A

                   RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                                UGI CORPORATION
                                    FOR THE
                   ESTABLISHMENT OF SERIES PREFERRED STOCK,
                       $1.80 SERIES (WITHOUT PAR VALUE)

    RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors hereby establishes 600,000 shares of the Series Preferred Stock, without par value, as a series of such Series Preferred Stock which shall be designated as Series Preferred Stock, $1.80 Series (hereinafter called "Second Series"); and further

    RESOLVED, that the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the Second Series (in addition to the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights set forth in the resolution of the Board of Directors establishing the terms of the class of Series Preferred Stock, which are applicable to the Series Preferred Stock of all series, hereinafter called "General Terms of the Series Preferred Stock") shall be as follows:

        1. Dividends. The dividend rate of the shares of the Second Series shall be $1.80 per share per annum. Dividends on all shares of the Second Series shall be cumulative from the date of initial issue of such shares.

        2. Redemptions. The shares of the Second Series shall not be redeemable prior to January 1, 1998. Thereafter, the shares of the Second Series shall be subject to redemption in the manner specified in the General Terms of the Series Preferred Stock at a Redemption Price of $23.50 per share plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption.

        3.  Purchase Fund.

             (a) Subject to any restrictions provided in the General Terms of the Series Preferred Stock, the Corporation, commencing on January 1, 1983, shall purchase, out of funds legally available therefor, the number of shares of the Second Series tendered for purchase in the manner provided by subsection (c) of this Section 3, but not to exceed the Maximum Number of Shares, as that term is hereinafter defined in this Section 3, of shares of the Second Series, at a purchase price of $23.50 per share plus an amount equal to the Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of payment. The Corporation shall set aside on or before the date on which it is obligated to make any purchase of shares of the Second Series pursuant to this Section 3 as and for a purchase fund all funds necessary to effect any such purchase of shares of the Second Series.

             (b) The Maximum Number of Shares for the purposes of this Section 3 shall be the number at the time applicable as set forth in the following schedule:

          PERIOD                                         NUMBER OF SHARES
-----------------------------           ----------------------------------------
January 1, 1983 to and
 including December 31, 1983.........   20% of the total number of shares of the
                                        Second Series issued by the Corporation.
January 1, 1984 to and
 including December 31, 1984.........   40% of the total number of shares of the
                                        Second Series issued by the Corporation
                                        less the number of shares previously
                                        purchased by the Corporation pursuant to this Section 3.

Period                                  Number of Shares
------                                  ----------------

January 1, 1985 to and
including December 31, 1985...........  60% of the total number of shares of the
                                        Second Series issued by the Corporation
                                        less the number of shares previously
                                        purchased by the Corporation pursuant to
                                        this Section 3.
January 1, 1986 to and
including December 31, 1986...........  80% of the total number of shares of the
                                        Second Series issued by the Corporation
                                        less the number of shares previously
                                        purchased by the Corporation pursuant to this Section 3.

On and after January 1, 1987..........  Any shares of the Second Series then outstanding.


    (c) The holder of any shares of the Second Series may tender such share or shares at any time on or after December 1, 1982, by delivering to the transfer agent for shares of the Second Series or to the Corporation if no separate transfer agent for shares of the Second Series has been appointed by the Corporation (which transfer agent or the Corporation, as the case may be, is hereinafter called the "Transfer Agent"), the certificate or certificates therefor, duly endorsed to the Corporation or in blank, together with written notice to the Corporation of his election to so tender. Such tender shall be irrevocable. Shares delivered less than 20 days prior to a quarterly dividend payment date shall be deemed for the purposes of this subsection. (e) of this
Section 3, to have been delivered on the day next following such quarterly dividend payment date. On the quarterly dividend payment date next following such date of delivery the Corporation shall, except as provided in subsection
(e) of this Section 3, deposit with the Transfer Agent the amount of money necessary to effect the purchase of the Maximum Number of Shares or the number of shares of the Second Series then properly tendered as provided in this subsection (e) of this Section 3, whichever is less, and shall cause the Transfer Agent to pay over to each tendering shareholder his share of such deposit.

    (d) In the event the number of shares of the Second Series properly tendered prior to any quarterly dividend payment date shall exceed the Maximum Number of Shares, the Corporation shall purchase from each holder who has properly tendered such shares the nearest whole number of shares determined by multiplying the number of shares tendered by each such holder by a fraction of which the numerator shall be the Maximum Number of Shares and of which the denominator shall be the aggregate number of shares of the Second Series so tendered by all such holders. As soon as practicable after such quarterly dividend payment date, the Corporation will issue and deliver or cause to be issued or delivered to each holder, less than all of whose shares of the Second Series were purchased by the Corporation pursuant to the provisions of this
Section 3, a certificate or certificates representing the tendered shares not so purchased.

    (e) In the event the number of shares of the Second Series to be purchased on any quarterly dividend payment date as provided in subsection (c) of this
Section 3 shall exceed 25,000 shares, the Corporation may by written notice to each tendering shareholder defer the purchase and payment for a pro rata proportion of such excess and the related deposit with the Transfer Agent under subsection (c) to a specified date not more than six months after such quarterly dividend payment date.

    (f) Except to the extent a certificate or certificates for the shares covered thereby are issued and delivered to a holder as provided in subsection
(d) of this Section 3, shares of the Second Series properly tendered under this
Section 3 shall thereafter cease to be entitled to any right of conversion or exchange under Section 6 hereof or otherwise.

    (g) Shares of the Second Series purchased under this Section 3 shall be retired and cancelled, and may be reclassified and reissued as provided in the General Terms of the Series Preferred Stock, except that such shares may not reissued as shares of the Second Series.

    4. LIQUIDATION RIGHTS. The amounts payable upon the shares of the Second Series in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be $23.50 per share plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of final payment.

    5. VOTING RIGHTS. Each holder of shares of the Second Series shall be entitled to 0.25 of a vote per share with the holders of Common Stock of the Corporation, except upon matters with respect to which the holders of shares of Series Preferred Stock of any Series have separate voting rights as provided in the General Terms of the Series Preferred Stock or as otherwise required by law.

    6. CONVERSION RIGHTS.

        (a) The holder of any share or shares of the Second Series

(hereinafter sometimes called the "Second Series Stock") shall have the right to convert, subject to the provisions of this Section 6, any such share or shares into fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest one one-hundredth of a share) of the Corporation at the basic conversion rate of 1.06 of a share of Common Stock for each share of Second Series Stock; provided, however (i) that such conversion rate shall be subject to adjustment upon the happening of certain contingencies as provided in paragraph (b) of this Section 6, (ii) that whenever the Corporation is required to purchase any shares of Second Series Stock pursuant to the provisions of
Section 3 hereof, the conversion rights of the holder of such shares shall terminate as to the shares to be purchased thereunder as provided in said
Section 3, (iii) that in the event of the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, or the sale, transfer or other disposition, with or without a dissolution of the Corporation, of all or substantially all of its property, assets or business as a result of which sale, transfer or other disposition, cash only shall be payable or distributable to the holders of the Common Stock, the conversion rights of the holders of Shares of the Second Series shall terminate on such date as shall be fixed by the Board of Directors, not less than 30 days after the mailing to such holders of the notice required by paragraph (g) of this Section 6, and (iv) that if not previously terminated as herein provided, the conversion rights of the holders of shares of the Second Series shall terminate on January 1, 1988.

    The transfer books of the Corporation shall not be closed at any time prior to the termination of the conversion right of the holders of Second Series Stock, but this provision shall not prevent the fixing of a record date for the determination of shareholders for any proper purpose.

    "Common Stock", as such term is used herein, shall mean stock of the Corporation of any class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Corporation without limit as to the amount or percentage; provided, however, that Common Stock issuable upon conversion of Second Series Stock as herein provided shall mean only Common Stock authorized at the time of original issue of the Second Series Stock and stock of any other class into which the then authorized Common Stock may thereafter have been changed. In determining the number of shares of Common Stock outstanding at any particular time, for the purpose of computations pursuant to the formula in the following paragraph (b), there shall be included all Common Stock then owned of record or beneficially by the Corporation and Common Stock issuable in respect of any then outstanding scrip certificates representing fractional interests with respect to Common Stock.

        (b) The conversion rate shall be subject to adjustment as follows:

        (1) In case the Corporation shall (i) pay a dividend in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock,
        (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Corporation, the conversion rate in effect immediately prior thereto shall be adjusted as provided below so that the holder of any share of Second Series Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of the Corporation which he would have owned or have been entitled to receive after the happening of any of the events described above, had such share of Second Series Stock been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (1) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

             (2) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price (as hereinafter defined) per share of Common Stock at the record date mentioned below, the number of shares of Common Stock into which each share of Second Series Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Second Series Stock was theretofore convertible by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights or warrants.

             (3) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions to the extent permitted by Section 2 of the General Terms of the Series Preferred Stock) or rights or warrants to subscribe for or purchase securities issued by the Corporation or property of the Corporation (excluding those referred to in subparagraph (2) above), then in each such case the number of shares of Common Stock into which each share of Second Series Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Second Series Stock was theretofore convertible by a fraction, of which the numerator shall be the current market price per share of Common Stock on the date of such distribution, and of which the denominator shall be such current market price per share of the Common Stock, less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such distribution.

          If any such rights or warrants shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Corporation upon the exercise thereof, the conversion rate then applicable shall, forthwith upon any such increase becoming effective, be readjusted to reflect such increase, provided that the conversion rate shall not be increased as a result of any such readjustment to a rate higher than it would have been if such rights or warrants had never been issued.

         If any such rights or warrants shall expire without having been exercised, the conversion rate as theretofore adjusted because of the issue of such rights or warrants shall forthwith be readjusted to the conversion rate which would have been in effect had an adjustment been made on the basis that the only rights or warrants, so issued or sold, were those rights or warrants actually exercised and that with respect to any such rights or warrants to subscribe for or purchase securities issued by the Corporation, other than Common Stock, or property of the Corporation the fair market value thereof shall be the fair market value of the rights or warrants actually exercised.

     For the purpose of any computation under this paragraph (b) the current market price per share of Common Stock at any date shall be deemed to be the arithmetic average of the daily closing prices for the thirty consecutive business days commencing forty-five business days before the day in question. The closing price for each day shall be, in the event that the Common Stock is listed or admitted for trading on a national securities exchange, the last reported sale price regular way or, in case no such reported sale takes place on such day, the arithmetic average of the reported closing bid and asked prices regular way, in either case, as reported on the applicable consolidated or composite tape, or if not listed or admitted to trading on any national securities exchange, the arithmetic average of the closing bid and asked prices as furnished by any New York Stock Exchange, Inc. firm selected from time to time by the Corporation for this purpose.

     No adjustments in the conversion rate shall be required unless such adjustment would require an increase or decrease of at least one one-hundredth of a share; provided, however, that any adjustments which by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (b) shall be made to the nearest cent or to the nearest one one-hundredth of a share as the case may be.

     (c) No adjustment of the conversion rate shall be made as a result of or in connection with the issuance of Common Stock of the Corporation pursuant to options or stock purchase agreements now or hereafter granted or entered into with officers or employees of the Corporation or its subsidiaries in connection with their employment, whether entered into at the beginning of the employment or at any time thereafter.

     (d) In case of any capital reorganization of the Corporation, or in case of the consolidation or merger of the Corporation with or into another corporation, or in case of the sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation as a result of which sale, transfer or other disposition property other than cash shall be payable or distributable to the holders of the Common Stock, each share of Second Series Stock shall thereafter be convertible into the number and class of shares or other securities or property of the Corporation, or of the corporation resulting from such consolidation or merger or to which such sale, transfer or other disposition shall have been made, to which the Common Stock otherwise issuable upon conversion of such share of Second Series Stock would have been entitled upon such reorganization, consolidation, merger, or sale, transfer or other disposition if outstanding at the time thereof; and in any such case appropriate adjustment, as determined by the Board or Directors, shall be made in the application of the provisions set forth in this Section 6 with respect to the conversion rights thereafter of the holders of the Second Series Stock to the end that such provisions shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or securities or other property thereafter issuable or deliverable upon the conversion of Second Series Stock. Proper provision shall be made as a part of the terms of any such consolidation, merger or sale, transfer or other disposition whereby the conversion rights of the holders of Second Series Stock shall be protected and preserved in accordance with the provisions of this paragraph (d). The provisions of this paragraph (d) shall similarly apply to successive capital reorganizations, consolidations, mergers, sales, transfers or other dispositions of property as aforesaid.

    (e) Upon conversion of any shares of Second Series Stock, no payment or adjustment shall be made on account of dividends accrued, whether or not in arrears, on such shares or on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

    (f) Whenever the conversion rates shall be adjusted as provided in paragraph
(b) of this Section 6 the Corporation, as soon as practicable and in no event later than ten full business days thereafter, shall file with the Transfer Agent a statement, signed by the President, and Vice President or the Treasurer of the Corporation, stating the adjusted conversion rates determined as provided in said paragraph (b) and setting forth in reasonable detail the facts requiring such adjustment, and shall promptly mail a copy of such statement to each holder of Second Series Stock at his address then appearing on the record books of the Corporation. The Transfer Agent shall be fully protected in relying on such statement and shall be under no duty to examine into the truth or accuracy thereof. If any question shall at any time arise with respect to the adjusted conversion rates, such question shall be determined by a firm of independent public accountants selected by the Corporation, who may be the Corporation's auditors, and acceptable to the Transfer Agent, and such determination shall be binding upon the Corporation and the holders of such shares.

     (g) In case the Corporation shall propose to pay any dividend in stock upon its Common Stock or to make any other distribution, other than cash dividends, to the holders of its Common Stock; or

         (2) the Corporation shall propose to offer to the holders of its Common Stock rights to subscribe to any additional shares of any class or any other rights or options; or

         (3) the Corporation shall propose to effect any reclassification of its Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding Common Stock), or to effect any capital reorganization, or shall propose to consolidate with or merge into another corporation, or to sell, transfer or otherwise dispose of all or substantially all of its property, assets or business; or

         (4) the Corporation shall propose to liquidate, dissolve or wind up;

then, in each such case, the Corporation shall file with the Transfer Agent for Second Series Stock and shall mail to the holders of record of Second Series Stock at their respective addresses then appearing on the record books of the Corporation notice of such proposed action, such notice to be filed and mailed at least 10 days, if the proposed action is that referred to in subparagraph (1) or (2) above, and at least 30 days, if the proposed action is that referred to in subparagraph (3) or (4) above, prior to the record date for the purpose of determining holders of the Common Stock entitled to the benefits of the action referred to in subparagraph (1) or (2) or to vote with respect to the action referred to in subparagraph (3) or (4) or, if no record date is taken for any such purpose, the date of the taking of such proposed action. Such notice shall specify the date on which the books of the Corporation shall close, or a record be taken, for such stock dividend, distribution of such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, liquidation, dissolution or winding up shall take place, as the case may be, and the date of participation therein by the holders of Common Stock if any such date is to be fixed. If such notice relates to any proposed action referred to in subparagraph (3) or (4) above, it shall set forth facts with respect thereto as shall be reasonably necessary to inform the Transfer Agent and the holders of such shares as to the effect of such action upon their conversion rights. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to this paragraph (g), shall not affect the legality or validity of any adjustment, dividend, distribution or right referred to herein.

     (h) In order to convert shares of Second Series Stock into Common Stock, the holder thereof shall surrender at the office of the Transfer Agent the certificate or certificates therefor, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office that he elects to convert such shares and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued. Shares of Second Series Stock shall be deemed to have been converted on the date of the surrender of such certificate or certificates for shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. As soon as practicable on or after the date of conversion as aforesaid, the Corporation will issue and deliver at said office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with cash in lieu of any fraction of a share, as hereinafter in paragraph (j) provided, to the person or persons entitled to receive the same.

          The Corporation will pay any and all federal or state original issue taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Second Series Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Second Series Stock so converted were registered, and no issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation either that such tax has been paid or that no such tax is payable.

          (i) Shares of Second Series Stock converted into Common Stock shall be deemed to have been acquired by the Corporation for the purposes of Section 5(b); of the General Terms of the Series Preferred Stock, except that such shares may not be reissued as shares of the Second Series.

          (j) The Corporation shall not issue fractional shares of Common Stock upon any conversion of shares of Second Series Stock. As to any final fraction of a share which the holder of one or more shares of Second Series Stock would be entitled to receive upon exercise of his conversion right, the Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the last sale price (or bid price if there were no sales) per share of Common Stock on the applicable consolidated or composite tape on the business day which next precedes the day of exercise or, if such Common Stock is not then listed on any national securities exchange, of the market price per share (as determined in a manner prescribed by the Board of Directors of the Corporation) at the close of business on the business day which next precedes the day of exercise.

          (k) The Corporation shall at all times have authorized and unissued, or in its treasury, a number of shares of Common Stock sufficient for the conversion of all shares of Second Series Stock at the time outstanding.

     If any shares of Common Stock require registration with or approval of any governmental authority under any Federal or State law, before such shares may be validly issued upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval as the case may be.

     The Corporation warrants that all Common Stock issued upon conversion of shares of Second Series Stock will upon issue be fully paid and non-assessable by the Corporation and free from original issue taxes.

     7. Other Provisions or Rights. The shares of the Second Series shall not be entitled to the benefit of any other special provisions or rights that might hereby be created for the Second Series in accordance with and in response to the terms of Section 1 of the General Terms of the Series Preferred Stock.

     8. Definitions. The terms defined in the General Terms of the Series Preferred Stock shall have the same meaning in these Resolutions unless otherwise defined herein.

APPLICANT'S ACC'T NO

DSCB:BCL-602 (Rev. 8-72)
                                 ------------------------------
                                      (Line for numbering)
Filing Fee: $40          366234
AB-2
Statement Affecting Class          COMMONWEALTH OF PENNSYLVANIA
or Series of Shares-                    DEPARTMENT OF STATE
Domestic Business Corporation            CORPORATION BUREAU

--------------------------------------------------------------------------------

------------------------------------
Filed this    2nd    day of
           --------         --------
         May          , 1978
----------------------    ------
Commonwealth of Pennsylvania
Department of State

/s/ Barton A. Fields

                          fmk/he

Secretary of the Commonwealth
-------------------------------------
   (Box for Certification)

     In compliance with the requirements of section 602 of the Business Corporation Law, act of May 5, 1933 (P. L. 364)(15 P. S. Section 1602), the undersigned corporation, desiring to state the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, and other special rights, if any, of a class or series of a class of its shares, hereby certifies that:

1. The name of the corporation is:

        UGI CORPORATION
--------------------------------------------------------------------------------

2. (Check and complete one of the following):

    / / The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof, set forth in full, is as follows:

/x/ The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under the Business Corporation Law with respect thereto, and (c) any other provision of the Articles is 74,000 shares.
                  ---------

4. (Check and complete one of the following):

 /x/ The resolution was adopted by the Board of Directors of the corporation at a duly called meeting held on the 18th day of October, 1977
                                  ----        -------    ---

    The resolution was adopted by a consent or consents in writing dated the ___________ day of _________, 19__, signed by all of the Directors of the corporation and filed with the Secretary of the corporation.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 2nd day of May, 1978.
                                                     ---        ---  ----

                                                     UGI CORPORATION
                                                ----------------------------
                                                   (NAME OF CORPORATION)

                                            By:  ARTHUR E. BONE
                                                ----------------------------
                                                   (SIGNATURE)
                                                 Arthur E. Bone, President
                                                ----------------------------
                                                     (TITLE: PRESIDENT,
                                                    VICE PRESIDENT, ETC.)


Attest:

     GEORGE S. WEBSTER
---------------------------
       (SIGNATURE)
     George S. Webster
    Assistant Secretary
---------------------------
    (TITLE: SECRETARY,
ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

                                                                       EXHIBIT A

                   RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                                UGI CORPORATION
                                    FOR THE
                   ESTABLISHMENT OF SERIES PREFERRED STOCK,
                       $6.75 SERIES (WITHOUT PAR VALUE)

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors hereby establishes 74,000 shares of the Series Preferred Stock, without par value, as a series of such Series Preferred Stock which shall be designated as Series Preferred Stock, $6.75 Series (hereinafter called "Third Series"); and further

        RESOLVED, that the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the Third Series (in addition to the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights set forth in the resolution of the Board of Directors establishing the terms of the class of Series Preferred Stock, which are applicable to the Series Preferred Stock of all series, hereinafter called "General Terms of the Series Preferred Stock") shall be as follows:

        1. Dividends. The dividend rate of the shares of the Third Series shall be $6.75 per share per annum. Dividends on all shares of the Third Series shall be cumulative from the date of initial issue of such shares.

        2.  Redemptions. The shares of the Third Series shall not be redeemable.

        3. Liquidation Rights. The amounts payable upon the shares of the Third Series in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be $100.00 per share plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of final payment.

    4.  CONVERSION RIGHTS.

          (a) The holder of any share or shares of the Third Series (hereinafter sometimes called the "Third Series Stock") shall have the right to convert, subject to the provisions of this Section 4, any such share or shares into fully paid and non-assessable shares of Common Stock (calculated as to each conversion to the nearest one one-hundredth of a share) of the Corporation at the basic conversion rate of four shares of Common Stock for each share of Third Series Stock; provided, however (i) that such conversion rate shall be subject to adjustment upon the happening of certain contingencies as provided in paragraph
(b) of this Section 4, and (ii) that in the event of the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, or the sale, transfer or other disposition, with or without a dissolution of the Corporation, of all or substantially all of its property, assets or business as a result of which sale, transfer or other disposition, cash only shall be payable or distributable to the holders of the Common Stock, the conversion rights of the holders of Shares of the Third Series shall terminate on such date as shall be fixed by the Board of Directors, not less than 30 days after the mailing to such holders of the notice required by paragraph (g) of this Section 4.

     The transfer books of the Corporation shall not be closed at any time prior to the termination of the conversion right of the holders of Third Series Stock, but this provision shall not prevent the fixing of a record date for the determination of shareholders for any proper purpose.

     "Common Stock", as such term is used herein, shall mean stock of the Corporation of any class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Corporation without limit as to the amount or percentage; provided, however, that Common Stock issuable upon conversion of Third Series Stock as herein provided shall mean only Common Stock authorized at the time of original issue of the Third Series Stock and stock of any other class into which the then authorized Common Stock may thereafter have been changed. In determining the number of shares of Common Stock outstanding at any particular time, for the purpose of computations pursuant to the formula in the following paragraph (b), there shall be included all Common Stock then owned of record or beneficially by the Corporation and Common Stock issuable in respect of any then outstanding scrip certificates representing fractional interests with respect to Common Stock.

            (b) The conversion rate shall be subject to adjustment as follows:

                (1) In case the Corporation shall (i) pay a dividend in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Corporation, the conversion rate in effect immediately prior thereto shall be adjusted as provided below so that the holder of any share of Third Series Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of the Corporation which he would have owned or have been entitled to receive after the happening of any of the events described above, had such share of Third Series Stock been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (1) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                (2) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price (as hereinafter defined) per share of Common Stock record date mentioned below, the number of shares of Common Stock at the into which each share of Third Series Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Third Series Stock was theretofore convertible by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights or warrants.

        (3) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions to the extent permitted by Section 2 of the General Terms of the Series Preferred Stock) or rights or warrants to subscribe for or purchase securities issued by the Corporation or property of the Corporation (excluding those referred to in subparagraph (2) above), then in each such case the number of shares of Common Stock into which each share of Third Series Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Third Series Stock was theretofore convertible by a fraction, of which the numerator shall be the current market price per share of Common Stock on the date of such distribution, and of which the denominator shall be such current market price per share of the Common Stock, less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such distribution.

     If any such rights or warrants shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Corporation upon the exercise thereof, the conversion rate then applicable shall, forthwith upon any such increase becoming effective, be readjusted to reflect such increase, provided that the conversion rate shall not be increased as a result of any such readjustment to a rate higher than it would have been if such rights or warrants had never been issued.

    If any such rights or warrants shall expire without having been exercised, the conversion rate as theretofore adjusted because of the issue of such rights or warrants shall forthwith be readjusted to the conversion rate which would have been in effect had an adjustment been made on the basis that the only rights or warrants, so issued or sold, were those rights or warrants actually exercised and that with respect to any such rights or warrants to subscribe for or purchase securities issued by the Corporation, other than Common Stock, or property of the Corporation the fair market value thereof shall be the fair market value of the rights or warrants actually exercised.

          For the purpose of any computation under this paragraph (b) the current market price per share of Common Stock at any date shall be deemed to be the arithmetic average of the daily closing prices for the thirty consecutive business days commencing forty-five business days before the day in question. The closing price for each day shall be, in the event that the Common Stock is listed or admitted for trading on a national securities exchange, the last reported sale price regular way or, in case no such reported sale takes place on such day, the arithmetic average of the reported closing bid and asked prices regular way, in either case, as reported on the applicable consolidated or composite tape, or if not listed or admitted to trading on any national securities exchange, the arithmetic average of the closing bid and asked prices as furnished by any New York Stock Exchange, Inc. firm selected from time to time by the Corporation for this purpose.

          No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease of at least one one-hundredth of a share; provided, however, that any adjustments which by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (b) shall be made to the nearest cent or to the nearest one one-hundredth of a share as the case may be.

          (4)  In case the Corporation shall exercise its option under paragraph
     (1) of this Section 4 to convert all shares of the Third Series Stock into Common Stock without any action on the part of the holders thereof, the number of shares of Common Stock into which each share of Third Series Stock shall thereupon be converted shall be the greater of (i) the basic conversion rate as adjusted as otherwise provided in this paragraph (b) of this Section 4, or (ii) the quotient of a fraction, of which the numerator shall be $100.00 and of which the denominator shall be the current market price per share of Common Stock on the date of exercise of such option, determined as provided in subparagraph (3) of this paragraph
     (b). For the purposes of this subparagraph (4) the $100.00 amount set forth in the numerator of the fraction shall be adjusted appropriately to reflect any subdivision, combination or similar reclassification of the Common Stock.

          (c) No adjustment of the conversion rate shall be made as a result of or in connection with the issuance of Common Stock of the Corporation pursuant to options or stock purchase agreements now or hereafter granted or entered into with officers or employees of the Corporation or its subsidiaries in connection with their employment, whether entered into at the beginning of the employment or at any time thereafter.

          (d) In case of any capital reorganization of the Corporation, or in case of the consolidation or merger of the Corporation with or into another corporation, or in case of the sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation as a result of which sale, transfer or other disposition property other than cash shall be payable or distributable to the holders of the Common Stock, each share of Third Series Stock shall thereafter be convertible into the number and class of shares or other securities or property of the Corporation, or of the corporation resulting from such consolidation or merger or to which such sale, transfer or other disposition shall have been made, to which the Common Stock otherwise issuable upon conversion of such share of Third Series Stock would have been entitled upon such reorganization, consolidation, merger, or sale, transfer or other disposition if outstanding at the time thereof; and in any such case appropriate adjustment, as determined by the Board of Directors, shall be made in the application of the provisions set forth in this Section 4 with respect to the conversion rights thereafter of the holders of the Third Series Stock to the end that such provisions shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or securities or other property thereafter issuable or deliverable upon the conversion of Third Series Stock. Proper provision shall be made as a part of the terms of any such consolidation, merger or sale, transfer or other disposition whereby the conversion rights of the holders of Third Series Stock shall be protected and preserved in accordance with the provisions of this paragraph (d). The provisions of this paragraph (d) shall similarly apply to successive capital reorganizations, consolidations, mergers, sales, transfers or other dispositions of property as aforesaid.

     (e) Upon conversion of any shares of Third Series Stock, no payment or adjustment shall be made on account of dividends accrued, whether or not in arrears, on such shares or on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

     (f) Whenever the conversion rates shall be adjusted as provided in paragraph (b) of this Section 4 the Corporation, as soon as practicable and in no event later than ten full business days thereafter, shall file with the Transfer Agent a statement, signed by the President, any Vice President or the Treasurer of the Corporation, stating the adjusted conversion rates determined as provided in said paragraph (b) and setting forth in reasonable detail the facts requiring such adjustment, and shall promptly mail a copy of such statement to each holder of Third Series Stock at his address then appearing on the record books of the Corporation. The Transfer Agent shall be fully protected in relying on such statement and shall be under no duty to examine into the truth or accuracy thereof. If any question shall at any time arise with respect to the adjusted conversion rates, such question shall be determined by a firm of independent public accountants selected by the Corporation, who may be the Corporation's auditors, and acceptable to the Transfer Agent, and such determination shall be binding upon the Corporation and the holders of such shares.

     (g)  In case:

               (1) the Corporation shall propose to pay any dividend in stock upon its Common Stock or to make any other distribution, other than cash dividends, to the holders of its Common Stock; or

               (2) the Corporation shall propose to offer to the holders of its Common Stock rights to subscribe to any additional shares of any class or any other rights or options; or

               (3) the Corporation shall propose to effect any reclassification of its Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding Common Stock), or to effect any capital reorganization, or shall propose to consolidate with or merge into another corporation, or to sell, transfer or otherwise dispose of all or substantially all of its property, assets or business; or

          (4)  the Corporation shall propose to liquidate, dissolve or wind up;

then, in each such case, the Corporation shall file with the Transfer Agent for Third Series Stock and shall mail to the holders of record of Third Series Stock at their respective addresses then appearing on the record books of the Corporation notice of such proposed action, such notice to be filed and mailed at least 10 days, if the proposed action is that referred to in subparagraph (1) or (2) above, and at least 30 days, if the proposed action is that referred to in subparagraph (3) or (4) above, prior to the record date for the purpose of determining holders of the Common Stock entitled to the benefits of the action referred to in subparagraph (1) or (2) or to vote with respect to the action referred to in subparagraph (3) or (4) or, if no record date is taken for any such purpose, the date of the taking of such proposed action. Such notice shall specify the date on which the books of the Corporation shall close, or a record be taken, for such stock dividend, distribution of such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, liquidation, dissolution or winding up shall take place, as the case may be, and the date of participation therein by the holders of Common Stock if any such date is to be fixed. If such notice relates to any proposed action referred to in subparagraph (3) or (4) above, it shall set forth facts with respect thereto as shall be reasonably necessary to inform the Transfer Agent and the holders of such shares as to the effect of such action upon their conversion rights. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to this paragraph (g), shall not affect the legality or validity of any adjustment, dividend, distribution or right referred to herein.

     (h) In order to convert shares of Third Series Stock into Common Stock, the holder thereof shall surrender at the office of the Transfer Agent the certificate or certificates therefor, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office that he elects to convert such shares and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued. Shares of Third Series Stock shall be deemed to have been converted on the date of the surrender of such certificate or certificates for shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. As soon as practicable on or after the date of conversion as aforesaid, the Corporation will issue and deliver at said office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with cash in lieu of any fraction of a share, as hereinafter in paragraph (j) provided, to the person or persons entitled to receive the same.

     The Corporation will pay any and all federal or state original issue taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Third Series Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Third Series Stock so converted were registered, and no issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation either that such tax has been paid or that no such tax is payable.

          (i) Shares of Third Series Stock converted into Common Stock shall be deemed to have been acquired by the Corporation for the purposes of Section 5(b) of the General Terms of the Series Preferred Stock, except that such shares may not be reissued as shares of the Third Series.

          (j) The Corporation shall not issue fractional shares of Common Stock upon any conversion of shares of Third Series Stock. As to any final fraction of a share which the holder of one or more shares of Third Series Stock would be entitled to receive upon exercise of his conversion right, the Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the last sale price (or bid price if there were no sales) per share of Common Stock on the applicable consolidated or composite tape on the business day which next precedes the day of exercise or, if such Common Stock is not then listed on any national securities exchange, of the market price per share (as determined in a manner prescribed by the Board of Directors of the Corporation) at the close of business on the business day which next precedes the day of exercise.

          (k) The Corporation shall at all times have authorized and unissued, or in its treasury, a number of shares of Common Stock sufficient for the conversion of all shares of Third Series Stock at the time outstanding.

     If any shares of Common Stock require registration with or approval of any governmental authority under any Federal or State law, before such shares may be validly issued upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval as the case may be.

     The Corporation warrants that all Common Stock issued upon conversion of shares of Third Series Stock will upon issue be fully paid and non-assessable by the Corporation and free from original issue taxes.

          (l) The Corporation may, at its option expressed by resolution of its Board of Directors, convert all, but not less than all, shares of the Third Series Stock into Common Stock, without any action on the part of the holders thereof, subject to the following terms and conditions:

               (1) Upon the adoption of such a resolution the Corporation shall file with the Transfer Agent for Third Series Stock and shall mail to the holders of record of Third Series Stock at their respective addresses then appearing on the record books of the Corporation notice of such action. Failure to file any notice, or any defect in any notice, pursuant to this subparagraph (1), shall not affect the legality or validity of any conversion referred to herein.

               (2) The adoption of such a resolution shall have the same effect for the purposes of this Section 4 as the surrender at the office of the Transfer Agent of duly endorsed certificates for all shares of the Third Series Stock with written notice by each holder thereof that he elects to convert such shares, except that shares of the Third Series Stock shall be deemed to have been converted on the quarter-annual dividend payment date (which shall not be prior to January 1, 1988 and which shall be at least 10 days subsequent to the date of adoption of the resolution of the Board of Directors effecting the conversion) specified in such resolution (hereinafter called the "conversion date").

               (3) As promptly as practicable after the conversion date each holder of an outstanding certificate or certificates theretofore representing shares of Third Series Stock shall surrender the same to the Transfer Agent, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing the number of whole shares of Common Stock into which the shares of Third Series Stock theretofore represented by the certificate or certificates so surrendered shall have been converted as aforesaid, together with cash in lieu of any fraction of a share, as provided in paragraph (j) above. Dividends payable after the conversion date to holders of record in respect of such shares of Common Stock shall not be paid to holders of such certificates until such certificates are surrendered for exchange as aforesaid. Accruals of dividends will not bear interest. In the event any such certificate is not so surrendered for exchange within two years after the conversion date, the shares of Common Stock represented thereby shall be sold and the net proceeds of such sale shall be held for the holders of the unsurrendered certificates to be paid to them without interest upon surrender of such certificates. From and after any such sale, the sole right of the holders of such unsurrendered certificates shall be to collect the net sales proceeds for their accounts, together with dividends, if any, payable in respect of the shares of Common Stock represented thereby between the conversion date and the date of such sale.

          5. Other Provisions or Rights. The shares of the Third Series shall not be entitled to the benefit of any other special provisions or rights that might hereby be created for the Third Series in accordance with and in response to the terms of Section 1 of the General Terms of the Series Preferred Stock.

          6. Definitions. The terms defined in the General Terms of the Series Preferred Stock shall have the same meaning in these Resolutions unless otherwise defined herein.

APPLICANT'S ACC'T NO.                             ------------------------------

                                                 Filed this 21st day of
DSCB:BCL-602 (Rev. 8-72)                         June, 1979
                         ----------------------- Commonwealth of Pennsylvania
                          (Line for numbering)   Department of State
Filing Fees $48
AB-2                             366234          /s/ Ethel D. Allen, D.O.
Statement Affecting Class    COMMONWEALTH OF
or Series of Shares--          PENNSYLVANIA      Secretary of the Commonwealth
Domestic Business           DEPARTMENT OF STATE  -------------------------------
Corporation                  CORPORATION BUREAU     (Box for Certification)
------------------------------------------------

          In compliance with the requirements of section 602 of the Business Corporation Law act of May 5, 1933 (P. L. 364) (15 P. S. Section 1602), the undersigned corporation, desiring to state the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, and other special rights, if any, of a class or series of a class of its shares, hereby certifies that:

1.   The name of the corporation is:

       UGI Corporation
--------------------------------------------------------------------------------

2.   (Check and complete one of the following):

          [_] The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof, set forth in full, is as follows:

          [X] The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under the Business Corporation Law with respect thereto, and (c) any other provision of the Articles is 150,000 shares.

4.   (Check and complete one of the following):

          XX        The resolution was adopted by the Board of Directors of the corporation as a duly called meeting held on the 27th day of March, 1979.

DSCB:BCL--602 (Rev. 8-72)-2

          [ ] The resolution was adopted by a consent of consents in writing dated the _________________________ day of ______________, 19____, signed by all of the Directors of the corporation and filed with the Secretary of the corporation.

          IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 15th day of June, 1979.

                                          UGI Corporation
                                        ----------------------------------------
                                          (NAME OF CORPORATION)

                                  By:    /s/ Charles L. Ladner
                                        ----------------------------------------
                                          (SIGNATURE) Charles L. Ladner

                                          Senior Vice President-Finance
                                        ----------------------------------------
                                          (TITLE PRESIDENT, VICE PRESIDENT, ETC)

Attest:

    /s/ Carol A. Trout
--------------------------
         (SIGNATURE)

        Carol A. Trout
--------------------------
      (TITLE SECRETARY)

(CORPORATE SEAL)

                                                                       EXHIBIT A


APPROVAL TO INCREASE AUTHORIZED
SHARES OF $6.75 SERIES PREFERRED
STOCK.
--------------------------------

               RESOLVED, that this Board of Directors, pursuant to the authority granted to and vested in it by this Company's Amended and Restated Articles of Incorporation, hereby increases the number of shares of the Series Preferred Stock established and designed as Series Preferred Stock, $6.75 Series, from 74,000 to 150,000 shares.

APPLICANT'S ACC'T NO.                              -----------------------------
                                                   Filed this 17th day of
DSCB:BCL-602 (Rev. 8-72)                           June, 1980

                          ------------------------ Commonwealth of Pennsylvania
                            (Line for numbering)   Department of State
Filing Fee: $48
AB-2                               366234          /s/ William R. Davis
Statement Affecting Class      COMMONWEALTH OF
or Series of Shares--            PENNSYLVANIA      Secretary of the Commonwealth
Domestic Business             DEPARTMENT OF STATE                            slg
Corporation                   CORPORATION BUREAU   -----------------------------
-------------------------------------------------- (Box for Certification)

       In compliance with the requirements of section 602 of the Business Corporation Law act of May 5, 1933 (P. L. 364) (15 P. S. Section 1602), the undersigned corporation, desiring to state the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, and other special rights, if any, of a class or series of a class of its shares, hereby certifies that:

1. The name of the corporation is:

      UGI Corporation
--------------------------------------------------------------------------------
2. (Check and complete one of the following):

       [ ] The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof, set forth in full, is as follows:

       [X] The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under the Business Corporation Law with respect thereto, and (c) any other provision of the Articles is 55,000 shares.

4. (Check and complete one of the following):

       XX The resolution was adopted by the Board of Directors of the corporation at a duly called meeting held on the 22nd day of April, 1980.

DSCB:BCL--602 (Rev. 8-72)-2

          The resolution was adopted by a consent of consents in writing dated the _________________________ day of ______________, 19____, signed by all of the Directors of the corporation and filed with the Secretary of the corporation.

       IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 20th day of May, 1980.

                                             UGI Corporation
                                          --------------------------------------
                                             (NAME OF CORPORATION)

                                     By:   /s/ Walter F. X. Healy
                                          --------------------------------------
                                             (SIGNATURE)

                                             Vice President
                                          --------------------------------------
                                          (TITLE PRESIDENT, VICE PRESIDENT, ETC)

Attest:

                /s/ Carol A. Trout
-------------------------------------------
                (SIGNATURE)

                Carol A. Trout
-------------------------------------------
(TITLE SECRETARY, ASSISTANT SECRETARY, ETC)

(CORPORATE SEAL)

                   RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                                UGI CORPORATION
                                    FOR THE
                   ESTABLISHMENT OF SERIES PREFERRED STOCK,
                       $9.00 SERIES (WITHOUT PAR VALUE)

    RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors hereby establishes 55,000 shares of the Series Preferred Stock, without par value, as a series of such Series Preferred Stock which shall be designated as Series Preferred Stock, $9.00 Series (hereinafter called "Fourth Series"); and further

    RESOLVED, that the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the Fourth Series (in addition to the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights set forth in the resolution of the Board of Directors establishing the terms of the class of Series Preferred Stock, which are applicable to the Series Preferred Stock of all series, hereafter called "General Terms of the Series Preferred Stock") shall be as follows:

        1. Dividends. The dividend rate of the shares of the Fourth Series shall be $9.00 per share per annum. Dividends on all shares of the Fourth Series shall be cumulative from the date of initial issue of such shares.

        2. Redemptions. The shares of the Fourth Series shall not be redeemable.

        3. Liquidation Rights. The amounts payable upon the shares of the Fourth Series in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be $100.00 per share plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of final payment.

        4. Conversion Rights.

           (a) The holder of any share or shares of the Fourth Series (hereinafter sometimes called the "Fourth Series Stock") shall have the right to convert, subject to the provisions of this Section 4, any such share or shares into fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest one one-hundredth of a share) of the Corporation at the basic conversion rate of three shares of Common Stock for each share of Fourth Series Stock; provided, however (i) that such conversion rate shall be subject to adjustment upon the happening of certain contingencies as provided in paragraph (b) of this Section 4, and (ii) that in the event of the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, or the sale, transfer or other disposition, with or without a dissolution of the Corporation, of all or substantially all of its property, assets or business as a result of which sale, transfer or other disposition, cash only shall be payable or distributable to the holders of the Common Stock, the conversion rights of the holders of Shares of the Fourth Series shall terminate on such date as shall be fixed by the Board of Directors, not less than 30 days after the mailing to such holders of the notice required by paragraph (g) of this
Section 4.

    The transfer books of the Corporation shall not be closed at any time prior to the termination of the conversion right of the holders of Fourth Series Stock, but this provision shall not prevent the fixing of a record date for the determination of shareholders for any proper purpose.

    "Common Stock," as such term is used herein, shall mean stock of the Corporation of any class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Corporation without limit as to the amount or percentage; provided, however, that Common Stock issuable upon conversion of Fourth Series Stock as herein provided shall mean only Common Stock authorized at the time of original issue of the Fourth Series Stock and stock of any other class into which the then authorized Common Stock may thereafter have been changed. In determining the number of shares of Common Stock outstanding at any particular time, for the purpose of computations pursuant to the formula in the following paragraph (b), there shall be included all Common Stock then owned of record or beneficially by the Corporation and Common Stock issuable in respect of any then outstanding scrip certificates representing fractional interests with respect to Common Stock.

        (b) The conversion rate shall be subject to adjustment as follows:

            (1) In case the Corporation shall (i) pay a dividend in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock,
    (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Corporation, the conversion rate in effect immediately prior thereto shall be adjusted as provided below so that the holder of any share of Fourth Series Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of the Corporation which he would have owned or have been entitled to receive after the happening of any of the events described above, had such share of Fourth Series Stock been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (1) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

            (2) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price (as hereinafter defined) per share of Common Stock at the record date mentioned below, the number of shares of Common Stock into which each share of Fourth Series Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Fourth Series Stock was theretofore convertible by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights or warrants.

        (3) In case the Corporation shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions to the extent permitted by Section 2 of the General Terms of the Series Preferred Stock) or rights or warrants to subscribe for or purchase securities issued by the Corporation or property of the Corporation (excluding those referred to in subparagraph (2) above), then in each such case the number of shares of Common Stock into which each share of Fourth Series Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of Fourth Series Stock was theretofore convertible by a fraction, of which the numerator shall be the current market price per share of Common Stock on the date of such distribution, and of which the denominator shall be such current market price per share of the Common Stock, less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such distribution.

    If any such rights or warrants shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Corporation upon the exercise thereof, the conversion rate then applicable shall, forthwith upon any such increase becoming effective, be readjusted to reflect such increase, provided that the conversion rate shall not be increased as a result of any such readjustment to a rate higher than it would have been if such rights or warrants had never been issued.

    If any such rights or warrants shall expire without having been exercised, the conversion rate as theretofore adjusted because of the issue of such rights or warrants shall forthwith be readjusted to the conversion rate which would have been in effect had an adjustment been made on the basis that the only rights or warrants, so issued or sold, were those rights or warrants actually exercised and that with respect to any such rights or warrants to subscribe for or purchase securities issued by the Corporation, other than Common Stock, or property of the Corporation the fair market value thereof shall be the fair market value of the rights or warrants actually exercised.

    For the purpose of any computation under this paragraph (b) the current market price per share of Common Stock at any date shall be deemed to be the arithmetic average of the daily closing prices for the 30 consecutive business days commencing 45 business days before the day in question. The closing price for each day shall be, in the event that the Common Stock is listed or admitted for trading on a national securities exchange, the last reported sale price regular way or, in case no such reported sale takes place on such day, the arithmetic average of the reported closing bid and asked prices regular way, in either case, as reported on the applicable consolidated or composite tape, or if not listed or admitted to trading on any national securities exchange, the arithmetic average of the closing bid and asked prices as furnished by any New York Stock Exchange, Inc. firm selected from time to time by the Corporation for this purpose.

        No adjustment in the conversion rate shall be required unless such adjustment would require an increase or decrease of at least one one-hundredth of a share; provided, however, than any adjustments which by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (b) shall be made to the nearest cent or to the nearest one one-hundredth of a share as the case may be.

              (4) In case the Corporation shall exercise its option under paragraph (1) of this Section 4 to convert all shares of the Fourth Series Stock into Common Stock without any action on the part of the holders thereof, the number of shares of Common Stock into which each share of Fourth Series Stock shall thereupon be converted shall be the greater of (i) the basic conversion rate as adjusted as otherwise provided in this paragraph (b) of this Section 4, or (ii) the quotient of a fraction, of which the numerator shall be $100.00 and of which the denominator shall be the current market price per share of Common Stock on the date of exercise of such option, determined as provided in subparagraph (3) of this paragraph
    (b). For the purposes of this subparagraph (4), the $100.00 amount set forth in the numerator of the fraction shall be adjusted appropriately to reflect any subdivision, combination or similar reclassification of the Common Stock.

          (c) No adjustment of the conversion rate shall be made as a result of or in connection with the issuance of Common Stock of the Corporation pursuant to options or stock purchase agreements now or hereafter granted or entered into with officers or employees of the Corporation or its subsidiaries in connection with their employment, whether entered into at the beginning of the employment or at any time thereafter.

          (d) In case of any capital reorganization of the Corporation, or in case of the consolidation or merger of the Corporation with or into another corporation, or in case of the sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation as a result of which sale, transfer or other disposition property other than cash shall be payable or distributable to the holders of the Common Stock, each share of Fourth Series Stock shall thereafter be convertible into the number and class of shares or other securities or property of the Corporation, or of the corporation resulting from such consolidation or merger or to which such sale, transfer or other disposition shall have been made, to which the Common Stock otherwise issuable upon conversion of such share of Fourth Series Stock would have been entitled upon such reorganization, consolidation, merger, or sale, transfer or other disposition if outstanding at the time thereof; and in any such case appropriate adjustment, as determined by the Board of Directors, shall be made in the application of the provisions set forth in this Section 4 with respect to the conversion rights thereafter of the holders of the Fourth Series Stock to the end that such provisions shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares or securities or other property thereafter issuable or deliverable upon the conversion of Fourth Series Stock. Proper provision shall be made as a part of the terms of any such consolidation, merger or sale, transfer or other disposition whereby the conversion rights of the holders of Fourth Series Stock shall be protected and preserved in accordance with the provisions of this paragraph (d). The provisions of this paragraph (d) shall similarly apply to successive capital reorganizations, consolidations, mergers, sales, transfers or other dispositions of property as aforesaid.

        (e) Upon conversion of any shares of Fourth Series Stock, no payment or adjustment shall be made on account of dividends accrued, whether or not in arrears, on such shares or on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

        (f) Whenever the conversion rates shall be adjusted as provided in paragraph (b) of this Section 4 the Corporation, as soon as practicable and in no event later than ten full business days thereafter, shall file with the Transfer Agent a statement, signed by the President, any Vice President or the Treasurer of the Corporation, stating the adjusted conversion rates determined as provided in said paragraph (b) and setting forth in reasonable detail the facts requiring such adjustment, and shall promptly mail a copy of such statement to each holder of Fourth Series Stock at his address then appearing on the record books of the Corporation. The Transfer Agent shall be fully protected in relying on such statement and shall be under no duty to examine into the truth or accuracy thereof. If any question shall at any time arise with respect to the adjusted conversion rates, such question shall be determined by a firm of independent public accountants selected by the Corporation, who may be the Corporation's auditors, and acceptable to the Transfer Agent, and such determination shall be binding upon the Corporation and the holders of such shares.

        (g) In case:

            (1) the Corporation shall propose to pay any dividend in stock upon its Common Stock or to make any other distribution, other than cash dividends, to the holders of its Common Stock; or

            (2) the Corporation shall propose to offer to the holders of its Common Stock rights to subscribe to any additional shares of any class or any other rights or options; or

            (3) the Corporation shall propose to effect any reclassification of its Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding Common Stock), or to effect any capital reorganization, or shall propose to consolidate with or merger into another corporation, or to sell, transfer or otherwise dispose of all or substantially all of its property, assets or business; or

            (4) the Corporation shall propose to liquidate, dissolve or wind up;

then, in each such case, the Corporation shall file with the Transfer Agent for Fourth Series Stock and shall mail to the holders of record of Fourth Series Stock at their respective addresses then appearing on the record books of the Corporation notice of such proposed action, such notice to be filed and mailed at least ten days, if the proposed action is that referred to in subparagraph
(1) or (2) above, and at least 30 days, if the proposed action is that referred to in subparagraph (3) or (4) above, prior to the record date for the purpose of determining holders of the Common Stock entitled to the benefits of the action referred to in subparagraph (1) or (2) or to vote with respect to the action referred to in subparagraph (3) or (4) or, if no record date is taken for any such purpose, the date of the taking of such proposed action. Such notice shall specify the date on which the books of the Corporation shall close, or a record be taken, for such stock dividend, distribution of such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, liquidation, dissolution or winding up shall take place, as the case may be, and the date of participation therein by the holders of Common Stock if any such date is to be fixed. If such notice relates to any proposed action referred to in subparagraph (3) or (4) above, it shall set forth facts with respect thereto as shall be reasonably necessary to inform the Transfer Agent and the holders of such shares as to the effect of such action upon their conversion rights. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to this paragraph (g), shall not affect the legality or validity of any adjustment, dividend, distribution or right referred to herein.

          (h) In order to convert shares of Fourth Series Stock into Common Stock, the holder thereof shall surrender at the office of the Transfer Agent the certificate or certificates therefor, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office that he elects to convert such shares and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued. Shares of Fourth Series Stock shall be deemed to have been converted on the date of the surrender of such certificate or certificates for shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. As soon as practicable on or after the date of conversion as aforesaid, the Corporation will issue and deliver at said office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with cash in lieu of any fraction of a share, as hereinafter in paragraph (j) provided, to the person or persons entitled to receive the same.

    The Corporation will pay any and all federal or state original issue taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Fourth Series Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Fourth Series Stock so converted were registered, and no issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation either that such tax has been paid or that no such tax is payable.

          (i) Shares of Fourth Series Stock converted into Common Stock shall be deemed to have been acquired by the Corporation for the purposes of Section 5(b) of the General Terms of the Series Preferred Stock, except that such shares may not be reissued as shares of the Fourth Series.

          (j) The Corporation shall not issue fractional shares of Common Stock upon any conversion of shares of Fourth Series Stock. As to any final fraction of a share which the holder of one or more shares of Fourth Series Stock would be entitled to receive upon exercise of his conversion right, the Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the last sale price (or bid price if there were no sales) per share of Common Stock on the applicable consolidated or composite tape on the business day which next precedes the day of exercise or, if such Common Stock is not then listed on any national securities exchange, of the market price per share (as determined in a manner prescribed by the Board of Directors of the Corporation) at the close of business on the business day which next precedes the day of exercise.

          (k) The Corporation shall at all times have authorized and unissued, or in its treasury, a number of shares of Common Stock sufficient for the conversion of all shares of Fourth Series Stock at the time outstanding.

        If any shares of Common Stock require registration with or approval of any governmental authority under any Federal or State law, before such shares may be validly issued upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval as the case may be.

        The Corporation warrants that all Common Stock issued upon conversion of shares of Fourth Series Stock will upon issue be fully paid and nonassessable by the Corporation and free from original issue taxes.

          (l) The Corporation may, at its option expressed by resolution of its Board of Directors, convert all, but not less than all, shares of the Fourth Series Stock into Common Stock, without any action on the part of the holders thereof, subject to the following terms and conditions:

              (1) Upon the adoption of such a resolution the Corporation shall file with the Transfer Agent for Fourth Series Stock and shall mail to the holders of record of Fourth Series Stock at their respective addresses then appearing on the record books of the Corporation notice of such action. Failure to file any notice, or any defect in any notice, pursuant to this subparagraph (1), shall not affect the legality or validity of any conversion referred to herein.

              (2) The adoption of such a resolution shall have the same effect for the purposes of this Section 4 as the surrender at the office of the Transfer Agent of duly endorsed certificates for all shares of the Fourth Series Stock with written notice by each holder thereof that he elects to convert such shares, except that shares of the Fourth Series Stock shall be deemed to have been converted on the quarter-annual dividend payment date (which shall not be prior to January 1, 1991 and which shall be at least ten days subsequent to the date of adoption of the resolution of the Board of Directors effecting the conversion) specified in such resolution (hereinafter called the "conversion date").

              (3) As promptly as practicable after the conversion date each holder of an outstanding certificate or certificates theretofore representing shares of Fourth Series Stock shall surrender the same to the Transfer Agent, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing the number of whole shares of Common Stock into which the shares of Fourth Series Stock theretofore represented by the certificate or certificates so surrendered shall have been converted as aforesaid, together with cash in Lieu of any fraction of a share, as provided in paragraph (j) above. Dividends payable after the conversion date to holders of record in respect of such shares of Common Stock shall not be paid to holders of such certificates until such certificates are surrendered for exchange as aforesaid. Accruals of dividends will not bear interest. In the event any such certificate is not so surrendered for exchange within two years after the conversion date, the shares of Common Stock represented thereby shall be sold and the net proceeds of such sale shall be held for the holders of the unsurrendered certificates to be paid to them without interest upon surrender of such certificates. From and after any such sale, the sole right of the holders of such unsurrendered certificates shall be to collect the net sales proceeds for their accounts, together with dividends, if any, payable in respect of the shares of Common Stock represented thereby between the conversion date and the date of such sale.

        5. Other Provisions or Rights. The shares of the Fourth Series shall not be entitled to the benefit of any other special provisions or rights that might hereby be created for the Fourth Series in accordance with and in response to the terms of Section 1 of the General Terms of the Series Preferred Stock.

        6. Definitions. The terms defined in the General Terms of the Series Preferred Stock shall have the same meaning in these Resolutions unless otherwise defined herein.

                                 PENNSYLVANIA
                           PUBLIC UTILITY COMMISSION
                             Harrisburg, PA 17120

                                                Public Meeting held May 23, 1980

COMMISSIONERS PRESENT:
 Susan M. Shanaman, Chairman
 Michael Johnson
 James H. Cawley
 Linda C. Taliaferro

Securities Certificate of UGI Corporation in     S-80044555
the matter of the issuance of Series Preferred
Stock, $9.00 Series, not in excess of 54,136 shares.

                                  O R D E R

BY THE COMMISSION:

    On April 28, 1980, UGI Corporation filed this securities certificate seeking Commission registration of the issuance of 54,136 shares of $9.00 Series Preferred Stock.

    Upon obtaining Commission registration, UGI Corporation will transfer the shares to Amerigas, Inc., its wholly-owned subsidiary, for $1.00 with the balance of the stock's worth being handled as UGI Corporation's contribution to the capital of Amerigas, Inc. Amerigas, Inc., in turn, will use the stock in the tax-free acquisition by merger of four industrial gas and welding equipment and supply companies located in Houston and Lubbock, Texas.

    This proposed issue of preferred stock, which may ultimately be converted into UGI common stock, represents a continuing financial liability to UGI. For this reason, it will be important in future rate proceedings to determine whether or not the continuing liability is offset by earnings sufficient to prevent subsidization of the proposed acquisitions operations by UGI ratepayers. Because of the difficulties inherent in attempting to trace funds it is appropriate to require adequate reporting as a condition to Commission approval.

    The Commission has examined this securities certificate and determines that the issuance of 54,136 shares of $9.00 Series Preferred Stock appears to be proper for the present and probable future capital needs of UGI Corporation and that the securities certificate should be registered; THEREFORE,

    IT IS ORDERED:

    1. That Securities Certificate of UGI Corporation in the matter of the issuance of Series Preferred Stock, $9.00 Series, not in excess of 54,136 shares, is hereby registered.

    2. That UGI Corporation file with us, within 60 days thereafter, a statement setting forth (a) the date or dates of issuance, (b) the total number of shares issued and (c) a detailed list of the total actual issuance expenses.

    3. That UGI Corporation annually provide (a) financial statements of AmeriGas, Inc. as supplemental information in UGI's Annual Report to the Commission and (b) such other information as may be required to determine the existence, if any, of subsidy of AmeriGas by UGI ratepayers.

    4. This registration is subject to the provisions of Section 1903 (b) of the Public Utility Code, 66 Pa. C.S. Section 1903 (b)

                                                   BY THE COMMISSION

                                                   /s/ William P. Thierfelder

                                                   William P. Thierfelder
                                                   Secretary


ORDER ADOPTED: May 23, 1980

ORDER ENTERED: May 23, 1980

                                 PENNSYLVANIA
                           PUBLIC UTILITY COMMISSION
                             Harrisburg, PA 17120

                                                Public Meeting held May 23, 1980

COMMISSIONERS PRESENT:
 Susan M. Shanaman, Chairman
 Michael Johnson
 James H. Cawley
 Linda C. Taliaferro

Securities Certificate of UGI Corporation in     S-80044555
the matter of the issuance of Series Preferred
Stock, $9.00 Series, not in excess of 54,136 shares.

                                  O R D E R

BY THE COMMISSION:

    On April 28, 1980, UGI Corporation filed this securities certificate seeking Commission registration of the issuance of 54,136 shares of $9.00 Series Preferred Stock.

    Upon obtaining Commission registration, UGI Corporation will transfer the shares to Amerigas, Inc., its wholly-owned subsidiary, for $1.00 with the balance of the stock's worth being handled as UGI Corporation's contribution to the capital of Amerigas, Inc. Amerigas, Inc., in turn, will use the stock in the tax-free acquisition by merger of four industrial gas and welding equipment and supply companies located in Houston and Lubbock, Texas.

    This proposed issue of preferred stock, which may ultimately be converted into UGI common stock, represents a continuing financial liability to UGI. For this reason, it will be important in future rate proceedings to determine whether or not the continuing liability is offset by earnings sufficient to prevent subsidization of the proposed acquisitions operations by UGI ratepayers. Because of the difficulties inherent in attempting to trace funds it is appropriate to require adequate reporting as a condition to Commission approval.

    The Commission has examined this securities certificate and determines that the issuance of 54,136 shares of $9.00 Series Preferred Stock appears to be proper for the present and probable future capital needs of UGI Corporation and that the securities certificate should be registered; THEREFORE,

    IT IS ORDERED:

    1. That Securities Certificate of UGI Corporation in the matter of the issuance of Series Preferred Stock, $9.00 Series, not in excess of 54,136 shares, is hereby registered.

    2. That UGI Corporation file with us, within 60 days thereafter, a statement setting forth (a) the date or dates of issuance, (b) the total number of shares issued and (c) a detailed list of the total actual issuance expenses.

    3. That UGI Corporation annually provide (a) financial statements of AmeriGas, Inc. as supplemental information in UGI's Annual Report to the Commission and (b) such other information as may be required to determine the existence, if any, of subsidy of AmeriGas by UGI ratepayers.

    4. This registration is subject to the provisions of Section 1903 (b) of the Public Utility Code, 66 Pa. C.S. Section 1903(b).

                                                    BY THE COMMISSION

                                                    /s/ William P. Thierfelder

                                                    William P. Thierfelder
                                                    Secretary


ORDER ADOPTED: May 23, 1980

ORDER ENTERED: May 23, 1980

APPLICANT'S ACCT NO

[ILLEGIBLE]
                                  ------------------------------
                                       (Line for numbering)
Filing Fee: $40                              366234
AB-2
Statement Affecting Class          COMMONWEALTH OF PENNSYLVANIA
or Series of Shares-                   DEPARTMENT OF STATE
Domestic Business Corporation          CORPORATION BUREAU

--------------------------------------------------------------------------------

------------------------------------
Filed this  15th  day of
           ------       --------
     December            , 19  80
-------------------------    ------
Commonwealth of Pennsylvania
Department of State

/s/ William R. Davis


Secretary of the Commonwealth
-------------------------------------
   (Box for Certification)

    In compliance with the requirements of section 602 of the Business Corporation Law, Act of May 5, 1933 (P. L. 364)(15 P. S. Section 1602), the undersigned corporation, desiring to state the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, and other special rights, if any, of a class or series of a class of its shares, hereby certifies that:

1. The name of the corporation is:

        UGI CORPORATION
--------------------------------------------------------------------------------

2. (Check and complete one of the following):

    /x/ The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof, set forth in full, is as follows:

                    FURTHER RESOLVED, pursuant to the authority granted to it
               and vested in it by the Company's Amended and Restated Articles of Incorporation, this Board of Directors hereby increases the number of authorized shares of the Company's Series Preferred Stock, $9.00 Series, from 55,000 shares to 205,000 shares and authorizes the issuance of such additional shares.

                   FURTHER RESOLVED, any officer of the Company is hereby
               authorized to make all payments, sign all documents and take any other action necessary to effect the foregoing.

/ / The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under the Business Corporation Law with respect thereto, and (c) any other provision
of the Articles is   205,000  shares.
                  -----------

4. (Check and complete one of the following):

  /X/ The resolution was adopted by the Board of Directors of the corporation at
a duly called meeting held on the   22nd    day of   July   , 19  80 .
                                  ---------        ---------     ----

     The resolution was adopted by a consent or consents in writing dated the _________ day of __________ 19____ signed by all of the Directors of the corporation and filed with the Secretary of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal duly attested
by another such officer to be hereunto affixed this     12th     day of
                                                    ------------
     December    , 19   80 .
-----------------     -----

                                                UGI CORPORATION
                                               NAME OF CORPORATION


                                           By   /s/ Charles L. Ladner
                                                       SIGNATURE

                                                Charles L. Ladner
                                                Senior Vice President-Finance
                                                  [ILLEGIBLE]


Attest

     /s/ Walter F. X. Healy
             SIGNATURE

     Walter F. X. Healy
     Assistant Secretary
         [ILLEGIBLE]

Filing Fee $43                                         Filed this 7th day of
1B:                                                    August, 1981
                      ____________________________     Commonwealth of
Articles of                     366234                 Pennsylvania
Amendment             Commonwealth of Pennsylvania     Department of
Domestic Business         Department of State          State
Corporation                Corporation Bureau          /s/ William R. Davis
                                                       ---------------------
                                                       Secretary of the
                                                        Commonwealth

    In compliance with the requirements of section 806 of Business Corporation Law, Act of May 5, 1933 (P.L. 364) (15 P.S. section 1806), the undersigned corporation desiring to and its Articles, does hereby certify that:

1. The name of the Corporation is: UGI Corporation.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

Box 858 Irwin Building                    Route 363, North Gulph Road

Valley Forge                                Pennsylvania 19482

3. The Statute by and under which it was incorporated is: "An act authorizing the merger and consolidation of certain corporations" approved May 3, 1909, P.L. 408, and supplements and amendments thereto.

4. The date of its incorporation is August 4, 1925

5. (Check, and if appropriate complete one of the following):

_X__ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

Time The 18th day of May 1981

Place Valley Forge, Pennsylvania

Kind and period of notice Written notice mailed first class, postage prepaid to each shareholder on April 25, 1981.

____ The amendment was adopted by a consent in writing setting forth the action so taken signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the Corporation.

6. At the time of the action of shareholders.

   a. The total number of shares outstanding was

      Common - 5,275,170 shares $1.80 Series Preferred - 450,763

   b. The number of shares entitled to vote was

Common Stock voting separately as a class: 5,275,170 shares entitled to 5,275,170 votes Common Stock and $1.80 Series Preferred Stock voting together:
450,763 shares of $1.80 Series Preferred entitled to 1/4 vote each (112,690.75 votes) plus 5,275,170 shares of Common for a total of 5,387,860.75 votes.

DSCB BCL -- 806 (Rev 8-72)2

7.  In the action taken by the shareholders

    (a) The number of shares voted in favor of the amendment was:

        3,839,628 shares - Common Stock and 98,169 votes - $1.80 Series Preferred Stock for a total of 3,937,797 votes

    (b) The number of shares voted against the amendment was:

        147,751 shares - Common Stock and no $1.80 Series Preferred Stock for a total of 147,571 votes

8.  The amendment adopted by the shareholders, set forth in full, is as follows:

                 RESOLVED, that the first sentence of Article V of the Company's
            Articles of Incorporation is amended in its entirety to read as follows:

                 "Article V. The aggregate number of shares which the Corporation shall have authority to issue is 24,000,000 shares, divided into 20,000,000 shares of Common Stock, par value $4.50 per share, 2,000,000 shares of Series Preference Stock, without par value, and 2,000,000 shares of Series Preferred Stock, without par value."

    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 30th day of July, 1981.

                                                      UGI CORPORATION
                                             -----------------------------------
                                                    (NAME OF CORPORATION)

Attest:

      /s/                                By:      /s/
---------------------------------            -----------------------------------
          (SIGNATURE)                                     (SIGNATURE)


      Assistant Secretary                               Vice President
---------------------------------            -----------------------------------
(TITLE SECRETARY, ASSISTANT                  (TITLE PRESIDENT, VICE PRESIDENT,
 SECRETARY, ETC.)                             ETC.)

[UGI CORPORATION SEAL]

INSTRUCTIONS FOR COMPLETION OF FORM

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.   Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL Section 807 (15 P. S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                                                          366234

                     [COMMONWEALTH OF PENNSYLVANIA LOGOS]

                              DEPARTMENT OF STATE

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS. In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                           CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

WHEREAS. The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                                UGI CORPORATION

THEREFORE, KNOW YE. That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                    GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 7th day of August in the year of our Lord one thousand nine hundred and eighty-one and of the Commonwealth the two hundred and sixth

                                        /s/ William R. Davis
                              -----------------------------------------------
                                    Secretary of the Commonwealth
                                                  dp

APPLICANT'S ACC'T NO

DSCB BCL-602 (Rev 8-72)                            Filed this 12 day of May 1986
Filing Fee: $40
AB 2
STATEMENT AFFECTING CLASS OR SERIES OF
SHARES-DOMESTIC BUSINESS CORPORATION

--------------------------------------
     (Line for numbering)
           369114


 COMMONWEALTH OF PENNSYLVANIA                             May 12, 1986
    DEPARTMENT OF STATE
    CORPORATION BUREAU                            Commonwealth of Pennsylvania
                                                      Department of State

                                                   /s/ Robert A. Gleason Jr.


                                                 Secretary of the Commonwealth
--------------------------------------------------------------------------------

    In compliance with the requirements of section 602 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. Section 1602), the undersigned corporation, desiring to state the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, and other special rights, if any, of a class or series of a class of its shares, hereby certifies that.

1. The name of the corporation is:

                           UGI CORPORATION
--------------------------------------------------------------------------------

2. (Check and complete one of the following):

    [ ] The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof, set forth in full, is as follows:

    [X] The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under the Business Corporation Law with respect thereto, and (c) any other provision of the Articles is 120,000 shares.

4. (Check and complete one of the following):

    [X] The resolution was adopted by the Board of Directors of the corporation at a duly called meeting held on the 29th day of APRIL, 1986.

DSCB BCL-602 (Rev. 8-72)-2

    The resolution was adopted by a consent or consents in writing dated the ____________________ day of _______________, 19_____, signed by all of the
Directors of the corporation and filed with the Secretary of the corporation.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 8th day of MAY, 1986.

                                                   UGI CORPORATION
                                        --------------------------------------
                                                (NAME OF CORPORATION)


                                    By: /s/ R. Bunn
                                        --------------------------------------
                                                    (SIGNATURE)


                                        R.L. BUNN, SENIOR VICE PRESIDENT
                                        --------------------------------------
                                        (TITLE, PRESIDENT, VICE PRESIDENT, ETC)


ATTEST

/s/ Lon R. Greenberg
---------------------------------------------
               (SIGNATURE)

LON R. GREENBERG, SECRETARY
---------------------------------------------
(TITLE, SECRETARY, ASSISTANT SECRETARY, ETC).

(CORPORATE SEAL)

                                                           EXHIBIT A TO MINUTES
                                                           OF THE BOARD
                                                           OF DIRECTORS MEETING
                                                           HELD APRIL 29, 1986

                    RESOLUTION OF THE BOARD OF DIRECTORS OF
                               UGI CORPORATION
                         ESTABLISHING AND DESIGNATING
                SERIES A JUNIOR PARTICIPATING PREFERENCE STOCK
                  AS A SERIES OF THE SERIES PREFERENCE STOCK

    RESOLVED, that pursuant to the authority expressly vested in the Board of Directors of UGI Corporation (the "Corporation") by Article V of the Articles of the Corporation, the Board of Directors hereby fixes and determines the voting rights, designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights of the first series of the Series Preference Stock, without par value, which shall consist of 120,000 shares and shall be designated as Series A Junior Participating Preference Stock (the "First Series Preference Stock").

A. General Terms of the Series Preference Stock

    The following provisions in this Part A (hereinafter referred to as the "General Terms of the Series Preference Stock") shall apply to the First Series Preference Stock and, if and to the extent expressly incorporated by reference in a resolution or resolutions of the Board of Directors or any committee thereof establishing and designating any other series of the Series Preference Stock, to any other Series Preference

Stock hereafter issued by the Corporation. The shares of any series of Preference Stock established pursuant to a Board Resolution shall be considered Junior Stock as that term is defined in Section 9 of the Resolutions Adopted by Board of Directors of UGI Corporation at Meeting Held June 3, 1975 (the "Preferred Resolution"). (The resolution or resolutions of the Board of Directors or any committee thereof establishing and designating any series of the Series Preference Stock is hereinafter referred to as the "Board Resolution", except that in the case of the First Series Preference Stock the term Board Resolution shall mean the Special Terms of the First Series Preference Stock hereinafter set forth in Part B of this Resolution.)

    1. General. Except as otherwise provided in a Board Resolution, all Series Preference Stock of all series shall be identical to each other. In case, with respect to the Series Preference Stock of all series which rank equally as to payment of dividends and distributions upon liquidation, the stated dividends or the amounts payable upon liquidation established by a Board Resolution, or both, are not paid in full, all Series Preference Stock of such series shall participate ratably in the payment of dividends, including accumulations, if any, in accordance with the sums which would be payable thereon if all dividends thereon were declared and paid in full, and, in any distribution of assets other than by way of dividends, in accordance with the sums which would be payable on such distribution if all sums payable thereon to holders os such series of Series Preference Stock were discharged in full.

        2. Dividends. The holders of the Series Preference Stock of each series shall be entitled, subject to the preference of the Series Preferred Stock as set forth in Section 2 of the Preferred Resolution, to receive and the Corporation shall be obliged to pay, but only when and as declared by its Board of Directors and only out of funds legally available therefor, cash dividends at such rate or rates per share per annum for each particular series as shall have been fixed by the Board of Directors in the Board Resolution for such series, and no more, payable quarterly on the first day of each January, April, July and October. Such dividends on the Series Preference Stock shall be cumulative from the dates as follows: (a) in the case of shares issued prior to the record date for the initial dividend on shares of the series of which such shares shall constitute a part, then from the date fixed for such purpose by the Board of Directors in the Board Resolution; (b) if issued during the period commencing immediately after the record date for a dividend on shares of such series and terminating at the close of the payment date for such dividend, then from such dividend payment date; and (c) otherwise from the dividend payment date next preceding the date of issue of such shares; provided, however, that in the event dividends on all outstanding Series

Preference Stock for all past quarterly dividend periods shall not have been paid and full dividends thereon for the then current dividend period not declared and a sum sufficient for the payment thereof set apart, then such dividends shall be cumulative from the most recent date when all such dividends have been so paid, declared and set aside.

    Subject to the provisions hereinafter contained in Section 6 of the General Terms of the Series Preference Stock, legally available surplus of the Corporation remaining after dividends on all outstanding Series Preference Stock for all past quarterly periods shall have been paid and full dividends thereon for the then current dividend period declared and a sum sufficient for the payment thereof set apart may be paid to the holders of the Common Stock and other shares ranking junior to the Series Preference Stock with respect to the payment of dividends.

    3. REDEMPTION. The Corporation, at the option of its Board of Directors, may redeem all or any of the outstanding Series Preference Stock or all or any shares of any series thereof at any time or from time to time, upon payment in cash in respect of the shares so redeemed at the price fixed by the Board of Directors in the Board Resolution in respect of the series of which such shares shall constitute a part, plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not such dividends shall have been earned or declared (such price, together with an amount equal to all such accumulated and unpaid dividends, being hereinafter called the "redemption price"). Any such redemption shall be in such amount, at such place, and in such manner, as the Board of Directors may determine. In the case of a redemption of less than all the outstanding Series Preference Stock of any series, the particular shares to be so redeemed shall be by lot or by such other equitable method as the Board of Directors shall determine.

    Not less than 15 days nor more than 90 days prior to the date fixed for such redemption, notice of redemption shall be published once in a newspaper of general circulation published in the Borough of Manhattan, New York, New York, and written notice thereof shall be mailed by the Corporation to the several holders of record of the Series Preference Stock to be so redeemed, at their respective addresses as the same appear upon the books of the Corporation.

    From and after the date fixed in any such notice as the date of redemption (unless default shall be made by the Corporation in providing moneys at the time and place specified for the payment of the redemption price pursuant to said notice), all dividends on the Series Preference Stock thereby called for redemption shall cease to accrue and all rights of the holders thereof as shareholders in the Corporation, except the right to receive the redemption price, without interest, shall cease and terminate, and such Series Preference Stock shall not be deemed outstanding for any purpose.

    The Corporation may, however, give or irrevocably authorize the Depositary hereinafter mentioned forthwith to give written notice (in the same manner as the notice of redemption is required to be given as aforesaid) to the holders of all the Series Preference Stock selected for redemption that the redemption price has been or will on a date specified be deposited with a designated bank or trust company, having an office in New York, New York or Philadelphia, Pennsylvania and having capital and surplus of not less than $10,000,000 (the "Depositary"), in trust for the account of the holders of such Series Preference Stock and that such holders may receive in cash the redemption price of such Series Preference Stock from the Depositary on or after the date of such deposit upon the surrender of their share certificates without awaiting the date fixed for redemption. In such event, if the redemption price shall have been so deposited by the Corporation with the Depositary, all rights of the holders of the shares called for redemption, as shareholders of the Corporation, except the right to receive the redemption price, without interest, from the Depositary, shall cease and terminate upon the date of such deposit or the date of the giving of such notice or authority, whichever be later, and such Series Preference Stock shall thereafter not be deemed to be outstanding for any purpose; provided, however, that conversion rights, if any, of shares called for redemption shall terminate at the close of business on the business day next preceding the date fixed for redemption. Any moneys so deposited which shall remain unclaimed by the holders of such Series Preference Stock at the end of five years after the date so fixed for redemption shall be paid by the Depositary to the Corporation, after which the holders of such Series Preference Stock shall look only to the Corporation for payment of the redemption price thereof.

     Unless otherwise provided by resolution of the Board of Directors, all Series Preference Stock so redeemed by the Corporation shall be cancelled and restored to the status of authorized but unissued Series Preference Stock without series designation.

     4. Liquidation. On any voluntary or involuntary liquidation (which shall include dissolution and winding up) of the Corporation, before any payment or distribution shall be made to the holders of any Common Stock or shares of any other class which, with respect to distributions upon liquidation, shall rank junior to the Series Preference Stock, the holders of the Series Preference Stock, subject to the preference of Series Preferred Stock as set forth in
Section 3 of the Preferred Resolution,
shall be entitled to be paid the amount or amounts fixed therefor by the Board of Directors in the Board Resolution in respect of each outstanding series of Series Preference Stock, which stated amounts may vary as between voluntary and involuntary liquidation distributions, plus in each case an amount equal to all accumulated and unpaid dividends thereon to the date of such payment, whether or not such dividends shall have been earned or declared.

     After such payment shall have been made in full to the holders of Series Preference Stock, they shall be entitled to no further payment or distribution.

     Neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation into the Corporation, nor a reorganization of the Corporation, nor the purchase or redemption of all or part of the outstanding shares of any class or classes of the Corporation, nor a sale, lease, conveyance or other disposition of all or any part of its assets shall be considered a liquidation of the Corporation within the meaning of this
Section 4.

     5. Voting Rights. Except as herein expressly provided to the contrary or in the Board Resolution or as otherwise required by law, the holders of the Series Preference Stock shall have no right to vote at, or to participate in, any meeting of shareholders of the Corporation, or to receive any notice of such meeting.

     In the event that dividends upon any of the Series Preference Stock shall be in arrears to an amount equal to six full quarterly dividends thereon, the holders of the Series Preference Stock as to which dividends are so in arrears subject to the provisions of Section 7 of the Preferred Resolution, shall become entitled to the extent hereinafter provided to vote noncumulatively at all elections of directors of the Corporation, and to receive notice of all shareholders' meetings to be held for such purpose. At such meetings the holders of such Series Preference Stock, voting separately as a class, shall be entitled to elect two members of the Board of Directors of the Corporation; and all other directors of the Corporation shall be elected by the other shareholders of the Corporation entitled to vote in the election of directors. Such voting rights of the holders of such Series Preference Stock shall continue until all accumulated and unpaid dividends thereon shall have been paid, whereupon all such voting rights of the holders of such Series Preference Stock shall cease, subject to being again revived from time to time upon the reoccurrence of the conditions above described as giving rise thereto.

     At any time after the accrual of voting rights to the holders of such Series Preference Stock as aforesaid, a special meeting of the holders of such Series Preference Stock, for the purpose of the initial exercise of such voting rights, shall be held, upon 30 days' notice, upon call by the Secretary of the Corporation at the written request of the holders of not less than 10% of such Series Preference Stock at the time outstanding, or, if the Secretary shall fail or neglect to call such meeting within 30 days after receipt of such request, then upon call by the holders of not less than 10% of such Series Preference Stock at the time outstanding. The terms of office, as directors, of all persons who may be directors of the Corporation, except those directors, if any, elected by the holders of the Series Preferred Stock pursuant to the provisions of Section 7 of the Preferred Resolution, shall terminate upon the election of directors by the holders of the Series Preference Stock. The holders of the Common Stock, subject to the provisions of Section 7 of the Preferred Resolution, shall have the right to elect the remaining directors of the Corporation.

     So long as the holders of such Series Preference Stock are entitled hereunder to voting rights, any vacancy in the Board of Directors caused by the death or resignation of any director elected by the holders of such Series Preference Stock, shall, until the next meeting of shareholders for the election of directors, in each case be filled by the remaining director elected by the holders of such Series Preference Stock. In the event of simultaneous vacancies among directors elected by the holders of Series Preference Stock, an election, pursuant to the provisions of this Section 5 of the General Terms of the Series Preference Stock, shall be held.

     Upon termination of the voting rights of the holders of such Series Preference Stock the terms of office of all persons who shall have been elected directors of the Corporation by vote of the holders of such Series Preference Stock or by a director elected by such holders shall forthwith terminate, and any vacancies resulting from such termination shall be filled by the vote of a majority of the remaining directors.

     6. Restriction on Dividends and Purchase of Stock.

        (a) So long as any Series Preference Stock of any series shall remain outstanding, no dividend (other than dividends payable in Common Stock or other shares of the Corporation of a class ranking junior to the Series Preference Stock of such series with respect to dividends and distributions upon liquidation) shall be paid on Common Stock or shares of any other class which, with respect to payment of dividends or distributions upon liquidation, shall rank junior to the Series Preference Stock of such series ("junior shares"), nor shall any junior shares be purchased, retired, or otherwise acquired by the Corporation, other than by exchange therefor of junior shares or out of the proceeds of a substantially concurrent sale of junior shares

               (i) unless all dividends on all outstanding Series Preference Stock of such series for all past quarterly dividend periods shall have been paid and full dividends thereon for the then current quarterly dividend period declared and a sum sufficient for the payment thereof set apart; and

               (ii) unless the Corporation shall not be in arrears in respect of any sinking fund obligation or obligation of a similar nature with respect to Series Preference Stock of such series or any other series ranking equally therewith with respect to payment of dividends or distributions upon liquidation.

        (b) So long as any Series Preference Stock of any series shall remain outstanding, unless (i) all dividends on all outstanding Series Preference Stock of such series for all past quarterly dividend periods shall have been paid and full dividends thereon for the then current quarterly dividend period declared and a sum sufficient for the payment thereof set apart and (ii) the Corporation shall not be in arrears in respect of any sinking fund obligation or obligation of a similar nature in respect of Series Preference Stock of such series or any other series ranking equally therewith with respect to payment of dividends and distribution upon liquidation, none of the Series Preference Stock of such series, nor any parity shares, as hereinafter defined, shall be purchased, retired or otherwise acquired by the Corporation (except by redemption of all shares of such series and all parity shares then outstanding, or except in accordance with a purchase or exchange offer made to holders of all shares of such series and all parity shares outstanding which, considering the annual dividend rates and other relative rights and preferences of such shares, in the opinion of the Board of Directors (whose determination shall be conclusive) will result in fair and equitable treatment among all such shares). "Parity shares" as used herein means shares (including shares of Series Preference Stock of other series) ranking equally with the Series Preference Stock of such series with respect to payment of dividends and distributions upon liquidation.

     7. Corporate Action Requiring Consent of Series Preference Stock.

        (a) Majority Consent. Without the consent of the holders of at least a majority of the Series Preference Stock at the time outstanding, given in person or by proxy, either in writing according to law or at a meeting of shareholders called for the purpose, the Corporation shall not

            (i) authorize any new class of shares, or an increase in the authorized amount of any class of shares, which shall rank equally with the Series Preference Stock with respect to payment of dividends or distributions upon liquidation; provided, however, that if shares of such class would rank equally to one or more but not all of the several series of the Series Preference Stock at the time outstanding, the consent of the holders of a majority of the shares of all series with respect to which shares of such class would rank equally shall be required in lieu of the consent of holders of all Series Preference Stock; or

               (ii) increase the authorized Series Preference Stock to an amount in excess of 2,000,000; or

               (iii) merge into or consolidate with any other corporation or corporations or sell, lease or otherwise dispose of all or substantially all of its assets, unless such merger, consolidation, sale, lease or other disposition shall have been ordered, permitted or approved by the Securities and Exchange Commission under the provisions of the Public Utility Holding Company Act of 1935 as now in effect or as hereafter amended or by any successor commission.

          (b) Two-thirds Consent. Without the consent of the holders of at least two-thirds of the Series Preference Stock outstanding, given in person or by proxy, either in writing according to law or at a meeting of shareholders called for the purpose, the Corporation shall not

              (i) authorize any new class of shares, or an increase in the authorized amount of any class of shares, which will rank prior to the Series Preference Stock with respect to payment of dividends or distributions upon liquidation; or

          (ii) adopt or effect any amendment to its Articles which would adversely affect the rights or preferences of the Series Preference Stock (except as may be expressly permitted under subsection (a) of this Section 7 with the consent of the holders of a majority of the Series Preference Stock); provided, however, that if any such amendment shall adversely affect the rights or preferences of one or more, but not all, of the several series of Series Preference Stock at the time outstanding, the consent of the holders of at least two-thirds of the shares of all series adversely affected, similarly given, shall be required in lieu of the consent of the holders of two-thirds of the Series Preference Stock.

     The provisions of this Section 7 shall not prevent the Board of Directors from establishing and designating, without a vote of the holders of the Series Preference Stock, one or more series of the Series Preference Stock which shall rank prior to shares of other series of the Series Preference Stock with respect to payment of dividends or distributions upon liquidations.

B. Special Terms of First Series Preference Stock.

          1.  Dividends and Distributions.

     (a) The quarterly dividend rate of the shares of First Series Preference Stock shall be the greater of (i) $25.00 or (ii) subject to the provision for adjustment hereinafter set forth 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding quarterly dividend payment date (the "Quarterly Dividend Payment Date"), or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of First Series Preference Stock. In the event the Corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the out-standing Common Stock, then in each such case the amounts to which holders of shares of First Series Preference Stock were entitled immediately prior to such event under clause (i) and clause (ii) of the preceding sentence shall be adjusted by multiplying each such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (b) The Corporation shall declare a dividend or distribution on the First Series Preference Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $25 per share on the First Series Preference Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          2. Voting Rights. The holders of shares of First Series Preference Stock shall have the following voting rights:

     (a) Subject to the provision for adjustment hereinafter set forth, each share of First Series Preference Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock, then in each such case the number of votes per share to which holders of shares of First Series Preference Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (b) Except as otherwise provided herein or by law, the holders of shares of First Series Preference Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

               3. Liquidation.

     (a) Upon any voluntary liquidation, dissolution or winding up of the Corporation and subject to the distributions to be made with respect to Preferred or Preference Stock senior to the First Series Preference Stock, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the First Series Preference Stock unless, prior thereto, the holders of shares of First Series Preference Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "First Series Liquidation Preference"). Following the payment of the full amount of the First Series Liquidation Preference, no additional distributions shall be made to the holders of shares of First Series Preference Stock unless, prior thereto, the holders of shares of Common Stock have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the First Series Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph (b) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause
(ii), the "Adjustment Number"). Following the payment of the full amount of the First Series Liquidation Preference and the Common Adjustment in respect of all outstanding shares of First Series Preference Stock and Common Stock, respectively, holders of First Series Preference Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such First Series Preference Stock and Common Stock, on a per share basis, respectively.

     (b) In the event, however, that there are not sufficient assets available to permit payment in full of the

First Series Liquidation Preference and the liquidation preferences of all other series of Preferred or Preference Stock, if any, which rank on a parity with the First Series Preference Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

     (c) In the event the Corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in reclassification of the outstanding Common Stock, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     4. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common

Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of First Series Preference Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of First Series Preference Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     5. No Redemption. The shares of First Series Preference Stock shall not be redeemable.

     6. Ranking. The First Series Preference Stock shall rank junior to all other series of the Corporation's Preferred or Preference Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

     7. Fractional Shares. First Series Preference Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of First Series Preference Stock.

APPLICANT'S ACC'T NO.                         Filed this   23   day of Oct 1986
                                                         ------        --------

DSCB BCL--602         ______________________  Commonwealth of Pennsylvania
(Rev. 8-72)            (Line for numbering)   Department of State
                              369114
Filing Fee: $48          COMMONWEALTH OF      /s/ Robert A. Gleason, Jr.
A8-2                       PENNSYLVANIA       Secretary of the Commonwealth
Statement Affecting       DEPARTMENT OF       __________________________________
Class or Series of     STATE CORPORATION           (Box for Certification)
Shares--Domestic             BUREAU
Business Corporation

     In compliance with the requirements of section 602 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. Sec.1602), the undersigned corporation, desiring to state the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, and other special rights, if any, of a class or series of a class of its shares, hereby certifies that:

1.   The name of the corporation is:

                                UGI CORPORATION

2.   (Check and complete one of the following):

     / / The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof, set forth in full, is as follows:

     /X/ The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under the Business Corporation Law with respect thereto, and (c) any other provision of the Articles is 200,000 shares.

4.   (Check and complete one of the following):

     /X/ The resolution was adopted by the Executive Committee of the Board of Directors of the corporation at a duly called meeting held on the 21st day of October, 1986.

M. BURR KEIM COMPANY, PHILADELPHIA

DSCB BCL--602 (Rev. 8-72)-2

     The resolution was adopted by a consent or consents in writing dated the ___________ day of ________________, 19___, signed by all of the Directors of the corporation and filed with the Secretary of the corporation.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 21st day of October, 1986.

                                                UGI CORPORATION
                                        --------------------------------
                                             (NAME OF CORPORATION)

                                   By:    /s/ CHARLES L. LADNER
                                        --------------------------------
                                                 (SIGNATURE)

                                                Charles L. Ladner,
                                              Senior Vice President
                                        --------------------------------
                                                (TITLE: PRESIDENT,
                                              VICE PRESIDENT, ETC.)


Attest:

           /s/ LON R. GREENBERG
     ---------------------------------
               (SIGNATURE)

        Lon R. Greenberg, Secretary
     ---------------------------------
            (TITLE: SECRETARY,
        ASSISTANT SECRETARY, ETC.)

[CORPORATE SEAL STAMP]

                                                                       EXHIBIT A

                                UGI CORPORATION

                   ESTABLISHMENT OF SERIES PREFERRED STOCK,
                       $8.50 SERIES (WITHOUT PAR VALUE)


          RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors hereby establishes 200,000 shares of the Series Preferred Stock, without par value, as a series of such Series Preferred Stock which shall be designated as Series Preferred Stock, $8.50 Series (hereinafter called "Fifth Series"); and further

          RESOLVED, that the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the Fifth Series (in addition to the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights set forth in the resolution of the Board of Directors establishing the terms of the class of Series Preferred Stock of all series, hereinafter called "General Terms of the Series Preferred Stock") shall be as follows:

          1. Dividends. The dividend rate of the shares of the Fifth Series shall be $8.50 per share per annum. The initial dividend with respect to the Fifth Series shall be payable on January 1, 1987. Dividends on all shares of the Fifth Series shall be cumulative from the date of initial issue of such shares.

          2. Optional Redemption. The shares of the Fifth Series shall be subject to redemption in the manner specified in the General Terms of the Series Preferred Stock at the following Redemption Prices per share applicable to the periods indicated:

                                                                    Redemption
                    Period                                            Price
-------------------------------------------------------------------------------
November 1, 1986 to and including September 30, 1991                  $ 108.50

October 1, 1991 to and including September 30, 1996                   $ 104.25

October 1, 1996 and thereafter                                        $ 100.00

plus in each case, an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption; provided that the Corporation may not, prior to October 1, 1991, redeem any shares of the Fifth Series if such redemption is a part of or in anticipation of any refunding operation involving the application, directly or indirectly, of borrowed funds or the proceeds of an issue of any stock ranking prior to or on a parity with the Fifth Series as to dividends or assets, if such borrowed funds have an effective annual interest cost to the Corporation (calculated in accordance with generally accepted financial practice and without any consideration of income tax effect), or such stock has a dividend cost to the Corporation (so calculated), less than the dividend rate per annum of the Fifth Series.

     3. Sinking Fund Redemptions. Subject to any restrictions contained in the General Terms of the Series Preferred Stock, on October 1 of each year, commencing October 1, 1992, the Corporation shall redeem, at $100 per share, plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption, 10,000 shares of the Fifth Series (or such lesser number as is required to redeem all the shares of the Fifth Series outstanding); provided, however, that the obligation to redeem shares of the Fifth Series in any year shall be deferred and shall accrue to following years until fully paid to the extent any such redemption is prohibited by the Amended and Restated Articles of Incorporation of the Corporation or by applicable law. The number of shares scheduled to be redeemed on any redemption date may be reduced, at the option of the Corporation, by crediting for such purpose shares of the Fifth Series purchased, redeemed or acquired otherwise than through the operation of the sinking fund redemption. Shares of the Fifth Series purchased or credited under this Section 3 shall be retired and cancelled, and may be reclassified and reissued as provided in the General Terms of the Series Preferred Stock, except that such shares may not be reissued as shares of the Fifth Series.

     4. Liquidation Rights. The amounts payable upon the shares of the Fifth Series in the event of any liquidation, dissolution or winding up of the Corporation shall be:

          (a) if the event be voluntary, the applicable Redemption Price per share as specified in paragraph 2 of this resolution, and

          (b) if the event be involuntary, $100 per share;

plus in each case an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of final payment.

     5. Other Provisions or Rights. The shares of the Fifth Series shall not be entitled to the benefit of any other special provisions or rights that might hereby be created for the Fifth Series in accordance with and in response to the terms of Section 1 of the General Terms of the Series Preferred Stock.

APPLICANT'S ACCT NO.

DSCB BCL-602 (Rev. 8-72)
                                       --------------------------------
                                             (Line for numbering)
Filing Fee: $40
AB-2
Statement Affecting Class                COMMONWEALTH OF PENNSYLVANIA
or Series of Shares-                          DEPARTMENT OF STATE
Domestic Business Corporation                  CORPORATION BUREAU

--------------------------------------------------------------------------------


------------------------------------
Filed this           day of
           ---------        --------
       OCTOBER 28         , 1986
-------------------------     ------
Commonwealth of Pennsylvania
Department of State

/s/ Robert A. Gleason Jr.


Secretary of the Commonwealth
------------------------------------
     (Box for Certification)

     In compliance with the requirements of section 602 of the Business Corporation Law, act of May 5, 1933 (P. L. 364)(15 P. S. Section 1602), the undersigned corporation, desiring to state the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, and other special rights, if any, of a class or series of a class of its shares, hereby certifies that:

1. The name of the corporation is:

        UGI CORPORATION
--------------------------------------------------------------------------------
2. (Check and complete one of the following):

     / / The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof, set forth in full, is as follows:

[Illegible Seal Stamp]











/x/ The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under the Business Corporation Law with respect thereto, and (c) any other provision
of the Articles is   200,000   shares.
                  -------------

4. (Check and complete one of the following):

  /x/ The resolution was adopted by the Board of Directors of the corporation at
a duly called meeting held on the    28th    day of    OCTOBER   , 1986.
                                 ------------       -------------    ---

DSCB BCL--602 (Rev. 8-72)-2

     The resolution was adopted by a consent or consents in writing dated the
               day of                   , 19   , signed by all of the Directors
--------------        ------------------    ---
of the corporation and filed with the Secretary of the corporation.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 28th day of OCTOBER, 1986.
                                                     ----        -------  ----

                                                     UGI CORPORATION
                                                 ----------------------------
                                                    (NAME OF CORPORATION)

                                            By:   /s/ Charles L. Ladner
                                                 ----------------------------
                                                        (SIGNATURE)

                                                  Charles L. Ladner, Senior
                                                   Vice President
                                                 ----------------------------
                                                      (TITLE: PRESIDENT,
                                                    VICE PRESIDENT, ETC.)


Attest:

  /s/ Lon R. Greenberg
----------------------------
        (SIGNATURE)

     Lon R. Greenberg
         Secretary
----------------------------
    (TITLE: SECRETARY,
ASSISTANT SECRETARY, ETC.)

[CORPORATE SEAL STAMP]

                                UGI CORPORATION

                     RESOLUTIONS OF THE BOARD OF DIRECTORS

                           ADOPTED OCTOBER 28, 1986


     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors hereby establishes 200,000 shares of the Series Preferred Stock, without par value, as a series of such Series Preferred Stock which shall be designated as Series Preferred Stock, $8.50 Series (hereinafter called "Fifth Series"); and further

     RESOLVED, that the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the Fifth Series (in addition to the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights set forth in the resolution of the Board of Directors establishing the terms of the class of Series Preferred Stock of all series, hereinafter called "General Terms of the Series Preferred Stock") shall be as follows:

     1. Dividends. The dividend rate of the shares of the Fifth Series shall be $8.50 per share per annum. The initial dividend with respect to the Fifth Series shall be payable on January 1, 1987. Dividends on all shares of the Fifth Series shall be cumulative from the date of initial issue of such shares.

     2. Optional Redemption. The shares of the Fifth Series shall be subject to redemption in the manner specified in the General Terms of the Series Preferred Stock at the following Redemption Prices per share applicable to the periods indicated:

                                                                   Redemption
                       Period                                         Price
-------------------------------------------------------------------------------
November 1, 1986 to and including September 30, 1991                 $108.50

October 1, 1991 to and including September 30, 1996                  $104.25

October 1, 1996 and thereafter                                       $100.00

plus in each case, an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption; provided that the Corporation may not, prior to October 1, 1991, redeem any shares of the Fifth Series if such redemption is a part of or in anticipation of any refunding operation involving the application, directly or indirectly, of borrowed funds or the proceeds of an issue of any stock ranking prior to or on a parity with the Fifth Series as to dividends or assets, if such borrowed funds have an effective annual interest cost to the Corporation (calculated in accordance with generally accepted financial practice and without any consideration of income tax effect), or such stock has a dividend cost to the Corporation (so calculated), less than the dividend rate per annum of the Fifth Series.

     3. Sinking Fund Redemptions. Subject to any restrictions contained in the General Terms of the Series Preferred Stock, on October 1 of each year, commencing October 1, 1992, the Corporation shall redeem, at $100 per share, plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption, 10,000 shares of the Fifth Series (or such lesser number as is required to redeem all the shares of the Fifth Series outstanding); provided, however, that the obligation to redeem shares of the Fifth Series in any year shall be deferred and shall accrue to following years until fully paid to the extent any such redemption is prohibited by the Amended and Restated Articles of Incorporation of the Corporation or by applicable law. The number of shares scheduled to be redeemed on any redemption date may be reduced, at the option of the Corporation, by crediting for such purpose shares of the Fifth Series purchased, redeemed or acquired otherwise than through the operation of the sinking fund redemption. Shares of the Fifth Series purchased or credited under this Section 3 shall be retired and cancelled, and may be reclassified and reissued as provided in the General Terms of the Series Preferred Stock, except that such shares may not be reissued as shares of the Fifth Series.

     4. Liquidation Rights. The amounts payable upon the shares of the Fifth Series in the event of any liquidation, dissolution or winding up of the Corporation shall be:

          (a) if the event be voluntary, the applicable Redemption Price per share as specified in paragraph 2 of this resolution, and

          (b)  if the event be involuntary, $100 per share;

plus in each case an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of final payment.

     5. Other Provisions or Rights. The shares of the Fifth Series shall not be entitled to the benefit of any other special provisions or rights that might hereby be created for the Fifth Series in accordance with and in response to the terms of Section 1 of the General Terms of the Series Preferred Stock.

APPLICANT'S ACC'T NO.

DSCB:BCL-606 (Rev. 8-72)
                                  --------------------------------
                                        (Line for numbering)
Filing Fee: $40
AB-2
Articles of                         COMMONWEALTH OF PENNSYLVANIA
Amendment--                              DEPARTMENT OF STATE
Domestic Business Corporation             CORPORATION BUREAU

--------------------------------------------------------------------------------


------------------------------------
Filed this    12     day of         May       , 1987
           ---------        ------------------    -----
Commonwealth of Pennsylvania
Department of State

/s/ Jane J. Hartz

Secretary of the Commonwealth
-------------------------------------
    (Box for Certification)

     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364)(15 P. S. Section 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

          UGI CORPORATION
--------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

  Box 858, Irwin Building                      Route 363, North Gulph Road
--------------------------------------------------------------------------------
    (NUMBER)                                                         (STREET)

Valley Forge                                     Pennsylvania           19482
--------------------------------------------------------------------------------
  (CITY)                                                         (ZIP CODE)

3. The statute by or under which it was incorporated is: "An Act authorized the merger and consolidation of certain corporations" approved May 3, 1909, P.L. 408, and supplements and amendments thereto.
--------------------------------------------------------------------------------

4. The date of its incorporation is:  August 4, 1925
                                    --------------------------------------------

5. (Check, and if appropriate, complete one of the following):

     /X/ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The 12th day of MAY, 1987.
               ----        ---     --

     Place:   Valley Forge, Pennsylvania
            --------------------------------------------------------------------
     Kind and period of notice Written notice mailed first class, postage
                               -------------------------------------------------
prepaid, to each shareholder on April 16, 1987.
--------------------------------------------------------------------------------

     / / The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

   (a) The total number of shares outstanding was: Common Stock: 9,461,582; $1.80 Series Preferred Stock: 177,786; $6.75 Series Preferred Stock: 27,567; $9.00 Series Preferred Stock: 166,226; and $8.50 Series Preferred Stock:
200,000.
--------------------------------------------------------------------------------
   (b) The number of shares entitled to vote was: Common Stock (1 vote per share): 9,461,582 $1.80 Series Preferred Stock (1/4 vote per share):
       44,446.5 TOTAL number of shares entitled to vote: 9,506,028.5
--------------------------------------------------------------------------------

M. BURR KEIM COMPANY, PHILADELPHIA

DSCB BCL--806 (Rev. 8-72)-2

7. In the action taken by the shareholders:

   (a) The number of shares voted in favor of the amendment was:

       Common Stock: 7,125,752
       $1.80 Series Preferred Stock: 37,591               TOTAL: 7,163,343
--------------------------------------------------------------------------------

   (b) The number of shares voted against the amendment was:

       Common Stock: 253,872
       $1.80 Series Preferred Stock: 594                  TOTAL: 254,466
--------------------------------------------------------------------------------

8. The amendment adopted by the shareholders, set forth in full, is attached hereto as EXHIBIT A.
               ---------






          IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 12th day of May, 1987.

                                                          UGI CORPORATION
                                                 -------------------------------
                                                       (NAME OF CORPORATION)

     /s/ Lon R. Greenberg                    By: /s/ James A. Sutton
--------------------------------                 -------------------------------
           (SIGNATURE)                                      (SIGNATURE)

  Lon R. Greenberg, Secretary                        James A. Sutton, President
--------------------------------                 -------------------------------
  (TITLE: SECRETARY, ASSISTANT                       (TITLE: PRESIDENT, VICE
       SECRETARY, ETC.)                                  PRESIDENT, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM


          A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

          B.   Any necessary governmental approvals shall accompany this form.

          C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

          D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

          E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

          F. BCL Section 807 (15 P. S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                                                     Exhibit A
                                                                     Page 1 of 2

                             ARTICLES OF AMENDMENT

                               UGI CORPORATION
                           ARTICLES OF INCORPORATION

                                 ARTICLE VIII

     Section 1. Directors and officers as fiduciaries. A director or officer of the Corporation shall stand in a fiduciary relation to the Corporation and shall perform his or her duties as a director or officer, including his or her duties as a member of any committee of the board upon which he or she may serve, in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing his or her duties, a director or officer shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by one or more officers or employees of the Corporation whom the director or officer reasonably believes to be reliable and competent with respect to the matters presented, counsel, public accountants or other persons as to matters that the director or officer reasonably believes to be within the professional or expert competence of such person, or a committee of the board of directors upon which the director or officer does not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the director or officer reasonably believes to merit confidence. A director or officer shall not be considered to be acting in good faith if he or she has knowledge concerning the matter in question that would cause his or her reliance to be unwarranted. Absent breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a director or officer of the Corporation or any failure to take any action shall be presumed to be in the best interests of the Corporation.

     Section 2. Personal liability of directors. A director of the Corporation shall not be personally liable for monetary damages as such (including, without limitation, any judgment, amount paid in settlement, penalty, punitive damages or expense of any nature (including, without limitation, attorneys' fees and disbursements)) for any action taken, or any failure to take any action, unless the director has breached or failed to perform the duties of his or her office under these Articles, the By-laws of the Corporation or applicable provisions of law and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

     Section 3. Personal liability of officers. An officer of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages as such (including, without limitation, any judgment, amount paid in settlement, penalty, punitive damages or

                                                                     EXHIBIT A
                                                                     PAGE 1 of 2

expense of any nature (including, without limitation, attorneys' fees and disbursements)) for any action taken, or any failure to take any action, unless the officer has breached or failed to perform the duties of his or her office under these Articles of Incorporation, the By-laws of the Corporation or applicable provisions of law and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness.

     Section 4. Interpretation of article. The provisions of Sections 2 and 3 of this Article VIII shall not apply to the responsibility or liability of a director or officer, as such, pursuant to any criminal statute or for the payment of taxes pursuant to local, state or federal law. The provisions of this
Article VIII have been adopted pursuant to the authority of sections 204A(10) and 801 of the Pennsylvania Business Corporation Law, shall be effective as to any act or failure to act occurring on or after May 12, 1987, shall be deemed to be a contract with each director or officer of-the Corporation who serves as such at any time while this article is in effect, and each person who serves as a director or officer of the Corporation while this Article VIII is in effect shall be deemed to be doing so in reliance on the provisions of this Article. The provisions of this Article VIII are cumulative of and shall be in addition to and independent of any and all other limitations on the liabilities of directors or officers of the Corporation, as such, or rights of indemnification by the Corporation to which a director or officer of the Corporation may be entitled, whether such limitations or rights arise under or are created by any statute, rule or law, By-law, agreement, vote of shareholders or disinterested directors or otherwise. No amendment to or repeal of this Article VIII, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article, shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment, repeal or adoption of an inconsistent provision. In any action, suit or proceeding involving the application of the provisions of this Article VIII, the party or parties challenging the right of a director or officer to the benefits of this Article shall have the burden of proof.

                         COMMONWEALTH OF PENNSYLVANIA

                          [DEPARTMENT OF STATE SEAL]

                            Department of State To


All to Whom These Presents Shall Come, Greeting:

     Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.
L. 364, as amended, the Department of State is authorized and required to issue a

                           CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

     Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                                UGI CORPORATION

     Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.


                           Given under my Hand and the Great Seal of the Common-
                               wealth, at the City of Harrisburg, this 12th
                               day of    May       in the year of our Lord one
                               thousand nine hundred and eighty-seven
                               and of the Commonwealth the two hundred eleventh.


[Great Seal of the               /s/    Jane J. Hartz
Commonwealth]                  -------------------------------------------------
DSCB - 21 (7-78)                       Secretary  of the Commonwealth

Microfilm Number 90251531     Filed with the Department of State on May 24, 1990
                 --------                                           ------------


Entry Number {Illegible} 369114              /s/ Christopher A. Lurie
             ------------              ------------------------------------
                                            Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                               DSCB: {Illegible}


          In compliance with the requirements of 15 Ps.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:  UGI Corporation
                                   ---------------------------------------------

    ----------------------------------------------------------------------------

2. The address of this corporation's current (a) registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a) Box 858, Irwin Bldg., Rte 363 North Gulph Road,
    ----------------------------------------------------------------------------
    Number and Street

    Valley Forge, PA 19482   Montgomery
    ----------------------------------------------------------------------------
    City         State Zip     County

(b) N/A
    ----------------------------------------------------------------------------
    Name of Commercial Registered Office Provider  County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which it was incorporated is:   "An Act authorizing
                                                          ----------------------
    the merger and consolidation of certain corporations" approved May 3, 1909,
    ----------------------------------------------------------------------------
    P.L. 408, and supplements and amendments thereto.
    ----------------------------------------------------------------------------

4.  The original date of its incorporation is: August 4, 1925
                                              ----------------------------------

5.  (Check, and if appropriate complete, one of the following):

        The amendment shall be effective upon filing these Articles of Amendment in the Department of State.
    ---

     X  The amendment shall be effective on: The close of business May 31, 1990.
    ---                                      -----------------------------------

6. (Check one of the following):

        The amendment was adopted by the shareholders pursuant to 15 Ps.C.S. X Section 1914(a) and (b).
    ---

        The amendment was adopted by the board of directors pursuant to 15 Ps.C.S. Section 1914(c).
    ---

7.  (Check, and if appropriate complete, one of the following):

        The amendment adopted by the corporation, set forth in full, is as follows:
    ---

        The amendment adopted by the corporation as set forth in full in X Exhibit A, attached hereto and made a part hereof.
    ---

DSCB:15-1915 (Rev 89)-2

8.   (Check if the amendment restates the Articles):

    --- The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

          IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 23rd day of May, 1990.

                                                 UGI CORPORATION
                                                 -------------------------------
                                                         (Name of Corporation)

                                                 BY:    /s/ Lon R. Greenberg
                                                    ----------------------------
                                                            (Signature)

                                                 TITLE: Lon R. Greenberg,
                                                        Senior Vice President
                                                       -------------------------

                                                                       EXHIBIT A

                                UGI Corporation

             Resolutions of the Shareholders Adopted May 22, 1990

          The amendment adopted by the Corporation, set forth in full, is as follows:

               "Article V. The aggregate number of shares which the Corporation shall have authority to issue is 44,000,000 shares, divided into 40,000,000 shares of Common Stock, par value $2.25 per share, 2,000,000 shares of Series Preference Stock, without par value, and 2,000,000 shares of Series Preferred Stock, without par value."; and

                    (2) the effective date of such amendment be the close of business on May 31, 1990, and upon such effective date, each share of authorized and issued Common Stock, par value $4.50 per share, shall be reclassified into two shares Common Stock, par value $2.25 per share.

Microfilm Number              Filed with the Department of State on Mar 25, 1992
                ----------

Entity Number  369114                           /s/ Christopher A. Lurie
              --------------               ---------------------------------
                                             Secretary of the Commonwealth


        STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION

                             DSC8:15-1522 (REV 90)


     In compliance with the requirements of 15 Pa.C.S. Section 1522(b) (relating to statement with respect to shares), the undersigned, corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1.   The name of the corporation is:            UGI Corporation
                                    --------------------------------------------

     ---------------------------------------------------------------------------

2.   (Check and complete one of the following):

          The resolution amending the Articles under 15 Pa.C.S. Section 1522(b) --- (relating to divisions and determinations by the board), set forth in full, is as follows:

      X   The resolution amending the Articles under 15 Pa.C.S. Section 1522(b)
     --- is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. Section 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the Articles is 150,000 shares.

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on March 25, 1992

5.   (Check, and if appropriate complete, one of the following):

      X   The resolution shall be effective upon the filing this statement with
     ---  respect to shares in the Department of State.

          The resolution shall be effective on:              at
     ---                                        ------------    --------------
                                                    Date              Hour

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 25th day of March, 1992.


                                                     UGI Corporation
                                        ---------------------------------------
                                                  (Name of Corporation)

                                        BY:    /s/ Chuck Ladner
                                            -----------------------------------
                                                        (Signature)

                                        TITLE: Senior Vice President - Finance
                                              --------------------------------

                                                                       Exhibit A

                    Resolutions of the Board of Directors
                              of UGI Corporation
                                 Establishing
                     Series Preferred Stock, $8.00 Series

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors hereby establishes 150,000 shares of the Series Preferred Stock, without par value, as a series of such Series Preferred Stock which shall be designated as Series Preferred Stock, $8.00 Series (hereinafter called "Sixth Series").

     RESOLVED, that the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the Sixth Series (in addition to the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights set forth in the resolution of the Board of Directors establishing the terms of the class of Series Preferred Stock, which are applicable to the Series Preferred Stock of all series, hereinafter called "General Terms of the Series Preferred Stock") shall be as follows:

1. Dividends.

(a) General. Except as provided in the following Section 1(b), the dividend rate of the shares of the Sixth Series shall be $8.00 per share per annum. The initial dividend with respect to the Sixth Series shall be payable on April 1, 1992. Dividends on all shares of the Sixth Series shall be cumulative from the date of initial issue of such shares.

(b) Dividend Adjustment. In the event that (i) the Corporation restructures its consolidated operations into a holding company system and (ii) on or before the date that is 90 days after such restructuring (A) the investment rating on any series of the outstanding Series Preferred Stock is lowered by either Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") from the current ratings of BBB and Baa2, respectively, and the agency lowering such rating publicly announces that such rating reduction was, in whole or in part, the result of such restructuring or due to factors directly resulting from such restructuring, or (B) either S&P or Moody's places any series of the outstanding Series Preferred Stock on CreditWatch-negative or CreditWatch-developing (in the case of S&P) or in a comparable category (in the case of Moody's), and on or before the date that is 120 days after the restructuring the investment rating on any series of the outstanding Series Preferred Stock is lowered by such agency from the current rating of BBB (in the case of S&P) or Baa2 (in the case of Moody's) and such agency publicly announces that such rating reduction was, in whole or in part, the result of the restructuring or due to factors directly resulting from the restructuring, then the dividend rate of the shares of the Sixth Series shall be increased as follows:

(1) If either (i) the S&P rating is lowered to BB+ or lower, or the Moody's rating is lowered to Ba1 or lower, or (ii) any presently rated series of the Series Preferred Stock ceases to be rated by both S&P and Moody's, then the dividend rate of the shares of the Sixth Series shall be increased to $9.00 per share per annum, effective as of the dividend payment date immediately following such ratings reduction or cessation of rating, as the case may be, and shall remain at such rate until the earlier of the date (the "Reversion Date") on which (A) the Corporation has received $40,000,000 in net proceeds from the sale and issuance of additional shares of its Common Stock; (B) the Corporation has received additional paid-in capital on its Common Stock of not less than $40,000,000; (C) the Corporation has satisfied its obligations as provided in
Section 2(c) of this resolution; or (D) each of the S&P rating and the Moody's rating has been raised to no lower than BBB and Baa2, respectively. Effective as of the dividend payment date immediately following the Reversion Date, the dividend rate of the shares of the Sixth Series shall be decreased to $8.00 per share per annum.

(2) If the dividend rate is not subject to adjustment pursuant to Section 1(b)(1) and either the S&P rating is lowered to BBB- or the Moody's rating is lowered to Baa3, then the dividend rate of the shares of the Sixth Series shall be increased to $8.50 per share per annum, effective as of the dividend payment date immediately following such ratings reduction, and shall remain at such rate until the Reversion Date. Effective as of the dividend payment date immediately following the Reversion Date, the dividend rate of the shares of the Sixth Series shall be decreased to $8.00 per annum.

2. REDEMPTIONS.

(a) Optional Redemption. The shares of the Sixth Series may be redeemed by the Corporation at the following Redemption Prices per share applicable to the periods indicated:

                                                          Redemption
                 Period                                      Price
-----------------------------------------------           ----------
Date of issuance of the shares to and
 including April 1, 1993                                   $ 108.000
April 2, 1993 to and including April 1, 1994                 107.111
April 2, 1994 to and including April 1, 1995                 106.222
April 2, 1995 to and including April 1, 1996                 105.333
April 2, 1996 to and including April 1, 1997                 104.444
April 2, 1997 to and including April 1, 1998                 103.556
April 2, 1998 to and including April 1, 1999                 102.667
April 2, 1999 to and including April 1, 2000                 101.778
April 2, 2000 to and including April 1, 2001                 100.889
April 2, 2001 and thereafter                                 100.000
plus, in each case, an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption; provided that the Corporation may not redeem any shares of the Sixth Series pursuant to this Section 2(a) prior to April 1, 1997 except in the event of the voluntary liquidation, dissolution or winding up of the Corporation.

(b) Mandatory Redemption. For so long as any shares of the Sixth Series are outstanding, the Corporation shall redeem on April 1, 1998 and on April 1 of each year thereafter until all such shares have been redeemed, 30,000 shares of the Sixth Series (or if less than 30,000 shares are outstanding, the number of shares outstanding) at a price of $100 per share, plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption.

The Corporation's mandatory redemption obligation under this Section 2(b) shall be cumulative, so that if in any year the full number of shares required to be redeemed for such year (including any number of shares carried over from any preceding year) is not so redeemed for any reason, the deficiency shall be added to the mandatory redemption obligation for the following year.

If the Corporation is in arrears in the redemption of the shares of the Sixth Series pursuant to this Section 2(b), the Corporation shall not (i) purchase, redeem or pay dividends on any Junior Stock or (ii) make any mandatory purchase or redemption of any Series Preferred Stock or any stock ranking on a parity therewith except on a pro rata basis according to all such obligations then due or in arrears with respect to all such outstanding stock.

(c) Special Redemptions.

(i) If the Corporation has not received $40,000,000 in net proceeds from the sale and issuance of additional shares of its Common Stock or received additional paid-in capital on its Common Stock of not less than $40 million, in either case on or before the date that is nine months from the date of the issuance of the shares of the Sixth Series (the "Determination Date"), then within three business days after the Determination Date the Corporation shall offer to redeem the shares of the Sixth Series at a price of $100 per share, plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption. Such offer may be accepted in whole or in part by any record holder of the shares (with respect to the shares owned by such holder) by written notice of acceptance specifying the number of shares owned by such holder to be redeemed (the "Acceptance") sent to the Corporation by such holder within ten business days after such holder's receipt of the offer, and the Corporation shall redeem all shares specified in any Acceptance within five business days after its receipt of such Acceptance.

(ii) If the Corporation shall request in writing (the "Special Request") the written consent of the holders of the shares of the Sixth Series (A) to the Corporation's becoming a party to or agreeing to be bound by any contract, indenture, agreement or instrument, or (B) to the issuance by the Corporation of any note, debenture, bond or other security, in either case the terms or provisions of which would be more restrictive with respect to the right of the Corporation (1) to declare or pay any dividend on, (2) to make any distribution with respect to, or (3) to make any redemption pursuant to Section 2(b) or
Section 2(c) of this resolution of, any of the shares of the Sixth Series than the restrictions set forth in the covenants contained in the long-term debt agreements of the Corporation existing on the date of initial issuance of the shares of the Sixth Series (the full texts of which agreements are on file at the principal place of business of the Corporation at 460 North Gulph Road, King of Prussia, Pennsylvania 19406), and such consent is not given by any such holder within 15 business days of such holder's receipt of the Special Request, then the Company may redeem, at any time on or prior to the 45th day following the day on which the Special Request was made by the Corporation, all of the shares of the Sixth Series owned by such holder at the redemption price of $100 per share, plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption. If any of the shares of the Sixth Series are redeemed by the Corporation pursuant to this Section 2(c)(ii) and the Corporation fails to take action substantially as set forth in the Special Request within 90 days of such redemption, then the Corporation shall immediately pay to each holder from which shares of the Sixth Series were so redeemed an amount equal to the difference between (a) the amount such holder would have received if the shares of the Sixth Series owned by such holder had been redeemed pursuant to Section 2(a) of this resolution (without giving effect to the proviso thereto) on the date such shares were redeemed and (b) the redemption price actually received by such holder for such shares.

(d) General Provisions. All redemptions of shares of the Sixth Series shall be pro rata in the same proportion as the number of shares of the Sixth Series held of record by each holder thereof bears to the total number of shares of the Sixth Series outstanding at the time of the redemption. Any shares of the Sixth Series that have been redeemed may not be reissued as part of the Sixth Series.

All redemptions under this Section 2 shall be made in the manner specified in the General Terms of Series Preferred Stock, except that the Corporation may not elect to deposit the amount of any Redemption Price with any bank or trust company having capital and surplus of less than $100,000,000.

3. Liquidation Rights. The amounts payable upon the shares of the Sixth Series in the event of any liquidation, dissolution or winding up of the Corporation shall be:

(a) if any such event be voluntary, the applicable redemption price per share as specified in Section 2(a) of this resolution; and

(b) if any such event be involuntary, $100 per share;

plus, in each case, an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of final payment.

4. Other Provisions or Rights. Except as specifically provided in this resolution, the shares of the Sixth Series shall not be entitled to the benefit of any other special provisions or rights that might otherwise be created for the Sixth Series in accordance with and in response to the terms of Section 1 of the General Terms of the Series Preferred Stock.

5. Definitions. The terms defined in the General Terms of the Series Preferred Stock shall have the same meaning in this resolution unless otherwise defined herein.

Microfilm Number             Filed with the Department of State on APRIL 09 1992
                 -----------                                       -------------

Entity Number 369114                                     /s/
             --------------                        -----------------------------
                                                   SECRETARY OF THE COMMONWEALTH

               ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                            DSCB: 15-1926 (Rev 90)

     In compliance with the requirements of 15 Pa.C.S. section 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1. The name of the corporation surviving the merger is: UGI Corporation (name to be changed to "UGI Utilities, Inc.")

2.   (CHECK AND COMPLETE ONE OF THE FOLLOWING):

     X   The surviving corporation is a domestic business corporation and the
         (a) ADDRESS of its current registered office in this Commonwealth or
         (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) Box 858, Irwin Building, Route 363, Valley Forge, PA 19482  Montgomery
         ----------------------------------------------------------  ----------
         Number and Street           City            State      Zip    County

     (b) c/o:
             ------------------------------------------------------------------
             Name of Commercial Registered Office Provider             County

             For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

     ------- The surviving corporation is a qualified foreign business corporation incorporated under the laws of and the (a) ADDRESS of its current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) ----------------------------------------------------------  ----------
         Number and Street           City            State      Zip    County

     (b) c/o:
             ------------------------------------------------------------------
             Name of Commercial Registered Office Provider             County

             For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

     ------- The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of and the ADDRESS of its principal office under the laws of such domicillary jurisdiction is:

-------------------------------------------------------------------------------
Number and Street                    City            State      Zip    County

3. The NAME and ADDRESS of the registered office in this Commonwealth or NAME of its commercial registered office provider and the county of venue of each other domestic corporation and qualified foreign corporation which is a party to the plan of merger are as follows:

     NAME OF CORPORATION  UGI Transition Corporation

     ADDRESS OF REGISTERED OFFICE OR NAME OF COMMERCIAL REGISTERED OFFICE PROVIDER 460 North Gulph Road, King of Prussia, PA 19406

     COUNTY  Montgomery

DSCB:15-1926 (Rev 90)-2

4. (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

------ The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

  X
------ The plan of merger shall be effective on: April 10, 1992 at 4:01 p.m.
                                                 --------------    --------
                                                       Date          Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

NAME OF CORPORATION                   MANNER OF ADOPTION

UGI Corporation -- Adopted by the directors and shareholders pursuant to 15 Pa.C.S. Section 1924(a).

UGI Transition Corporation -- Adopted by action of sole shareholder pursuant to 15 Pa.C.S. Section 1905.

6. (STRIKE OUT THIS PARAGRAPH IF NO FOREIGN CORPORATION IS A PARTY TO THE MERGER): The plan was authorized, adopted or approved, as the case may be, by the foreign business corporation (or each of the foreign business corporations) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated.

7. (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

 X
------ The plan of merger as set forth in full in Exhibit A is attached hereto and made a part hereof.

------ Pursuant to 15 Pa.C.S. Section 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

--------------------------------------------------------------------------------
Number and Street         City          State            Zip       County

    IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 9th day of April, 1992.

  UGI Corporation                                 UGI Transition Corporation
---------------------------------             ---------------------------------
    (Name of Corporation)                              (Name of Corporation)

BY: /s/ J. West                               BY: /s/ David N. Knizel
   ------------------------------                ------------------------------
           (Signature)                                       (Signature)

TITLE: Senior Vice President                  TITLE: Vice President
      ---------------------------                   ---------------------------

                                                                       EXHIBIT A

                                PLAN OF MERGER

                                    merging

                          UGI TRANSITION CORPORATION
                         (a Pennsylvania corporation)

                                 with and into

                               UGI CORPORATION
                         (a Pennsylvania corporation)

                  whose name will be changed by the merger to

                              UGI Utilities, Inc.

                                   RECITALS

     A. UGI Corporation, a Pennsylvania corporation (the "Surviving Corporation"), is authorized to issue (i) 40,000,000 shares of Common Stock, par value $2.25 per share ("UGI Common Stock"), of which at the Effective Time (hereinafter defined) 100 shares ("Holdco Surviving Corporation Common Shares") will be issued and outstanding and owned by NEW UGI CORPORATION, a Pennsylvania corporation ("Holdco"), and approximately 27,000,000 shares will be issued and outstanding and owned by other holders ("Public Surviving Corporation Common Shares"), (ii) 2,000,000 shares of Series Preference Stock, without par value ("UGI Preference Stock"), of which at the Effective Time no shares will be issued and outstanding, and (iii) 2,000,000 shares of Series Preferred Stock, without par value ("UGI Preferred Stock"), of which at the Effective Time approximately 360,687 shares will be issued and outstanding (the UGI Preference Stock and the UGI Preferred Stock being referred to herein collectively as the "UGI Senior Stock").

     B. UGI Transition Corporation (the "Merging Corporation") will, at the Effective Time, be a Pennsylvania corporation authorized to issue 1,000 shares of Common Stock, without par value ("Merging Corporation Common Stock"), all of which will be issued and outstanding and owned by Holdco.

     C. Holdco will, at the Effective Time, be a Pennsylvania corporation authorized to issue 100,000,000 shares of Common Stock, without par value ("Holdco Common Stock"), of which one such share will be issued and outstanding and owned by UGI Development Company, a Pennsylvania corporation, 1,000 shares of Restructuring Stock, without par value, none of which will be issued, 5,000,000 shares of Series Preference Stock, without par value, none of which will be issued, and 5,000,000 shares of Series Preferred Stock, without par value, none of which will be issued.

     D. Holdco, as sole shareholder of the Merging Corporation will, prior to February 1, 1992, have adopted resolutions approving this Plan of Merger (the "Plan") in accordance with the Pennsylvania Business Corporation Law of 1988 (the "BCL").

     E. The Board of Directors of the Surviving Corporation has adopted resolutions approving this Plan in accordance with the BCL and directing that it be submitted to the shareholders of the Surviving Corporation entitled to vote thereon for adoption.

                                   ARTICLE I

                                  THE MERGER

     1.01. The Merger. The Merging Corporation and the Surviving Corporation shall effect a merger (the "Merger") in accordance with and subject to the terms and conditions of the Plan. At the Effective Time (as defined in Section 1.02 hereof), the Merging Corporation shall be merged with and into the Surviving Corporation, which shall be the surviving corporation of the Merger, and the separate existence of the Merging Corporation shall cease, all with the effect provided in BCL Section 1929.

     1.02. Effectiveness. As soon as practicable after all requisite shareholder and other approvals have been obtained, Articles of Merger embodying the Plan (the "Articles of Merger"), and such other documents and instruments as are required by, and complying in all respects with, the BCL shall be delivered to the Department of State of the Commonwealth of Pennsylvania for filing. The Merger shall become effective at the time (the "Effective Time") set forth in the Articles of Merger.

     1.03. UGI Common Stock. Each share of UGI Common Stock outstanding immediately prior to the Effective Time shall by reason of the Merger be exchanged for or converted into one share of Holdco Common Stock and each share of UGI Common Stock which was previously issued and outstanding but which was subsequently reacquired by the Surviving Corporation and is then held in its treasury shall by reason of the Merger be canceled.

     1.04. UGI Common Stock Share Certificates. Each certificate which prior to the Merger represented a share or shares of UGI Common Stock shall after the Effective Time represent a corresponding share or shares of Holdco Common Stock, and no exchange of certificates shall be required by the Merger. Any holder of shares of Holdco Common Stock may, however, elect at any time or from time to time to surrender any certificate formerly representing shares of UGI Common Stock to any transfer agent for Holdco Common Stock and receive in exchange therefor a certificate or certificates issued by Holdco for a like number of shares of Holdco Common Stock.

     1.05. UGI Senior Stock. Each share of UGI Senior Stock outstanding immediately prior to the Effective Time shall be unaffected by the Merger except shares of UGI Preferred Stock held by holders who dissent from this Plan under applicable law.

     1.06. Merging Corporation Common Stock. All shares of Merging Corporation Common Stock outstanding immediately prior to the Effective Time shall by reason of the Merger be exchanged for or converted into all Public Surviving Corporation Common Shares and all Holdco Surviving Corporation Common Shares then outstanding, with the effect that immediately after the Effective Time Holdco shall be the owner of all issued and outstanding UGI Common Stock.

     1.07. Articles of Incorporation. At the Effective Time the Articles of Incorporation of the Surviving Corporation shall be amended by amending Article I thereof to read in full as follows:

          Article I. The name of the Corporation is: UGI UTILITIES, INC.

; and by adding a new Article VIII thereto to read in full as follows:

     ARTICLE VIII. Action By Written Consent. Any action which may be taken at a meeting of shareholders or of a class of shareholders may be taken without a meeting if a consent or consents in writing to such action, setting forth the action so taken, shall be signed by shareholder entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting.

                                  ARTICLE II

                           MISCELLANEOUS PROVISIONS

     2.01. Amendment. Notwithstanding shareholder approval of this Plan, the Plan may be amended, modified or supplemented by resolution of the boards of directors of the Merging Corporation and the Surviving Corporation, at any time on or before filing of Articles of Merger embodying the Plan in the Department of State of the Commonwealth of Pennsylvania, if permitted by 15 Pa.C.S. Section 1922(b) (relating to post-adoption amendment).

     2.02. Termination. Notwithstanding shareholder approval of this Plan, the Plan may be terminated at any time on or before the Effective Time by resolution of the board of directors of the Surviving Corporation, if the board of directors determines that the consummation of the Plan would for any reason be inadvisable or not in the best interests of the Surviving Corporation or its shareholders, employees, suppliers, customers and creditors.

Microfilm Number              Filed with the Department of State on SEP 22 1994
                 -----

Entity Number  369114              /s/ Robert M. Grant
              --------            -----------------------------------
                                  Secretary of the Commonwealth

        STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1522 (Rev 91)

     In compliance with the requirements of 15 Pa.C.S. Section 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1.   The name of the corporation is: UGI Utilities, Inc.
                                     --------------------------------------

     ----------------------------------------------------------------------

2.   (CHECK AND COMPLETE ONE OF THE FOLLOWING):

          The resolution amending the Articles under 15 Pa.C.S. Section
     ---- 1522(b) (relating to divisions and determination by the board), set forth in full, is as follows:

      x   The resolution amending the Articles under 15 Pa.C.S. Section 1522(b)
     ---- is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. Section 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the Articles is 200,000 shares.

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on: September 20, 1994

5.   (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

      x   The resolution shall be effective upon the filing of this statement
     ---- with respect to shares in the Department of State.

     ---- The resolution shall be effective on:            at          .
                                                ----------    ---------
                                                   Date          Hour

     IN TESTIMONY, WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 20 day of September, 1994.

                                             UGI Utilities, Inc.
                                             -----------------------------------
                                                    (Name of Corporation)

                                             BY:   /s/ William M. Graff
                                                 -------------------------------
                                                         (Signature)

                                                    WILLIAM M. GRAFF
                                             TITLE: Vice President and Treasurer
                                                    ----------------------------

                                   EXHIBIT A

                          RESOLUTIONS ADOPTED BY THE
                     EXECUTIVE/NOMINATING COMMITTEE OF THE
                  BOARD OF DIRECTORS OF UGI UTILITIES, INC.
               ON SEPTEMBER 20, 1994 ESTABLISHING THE TERMS OF
              THE SHARES OF SERIES PREFERRED STOCK, $7.75 SERIES

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation by the provisions of the Amended and Restated Articles of Incorporation of the Corporation, the Board of Directors hereby establishes 200,000 shares of the Series Preferred Stock, without par value, as a series of such Series Preferred Stock which shall be designated as Series Preferred Stock, $7.75 Series (hereinafter called the "Seventh Series").

     RESOLVED, that the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of the Seventh Series (in addition to the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights set forth in the resolution of the Board of Directors establishing the terms of the class of Series Preferred Stock, which are applicable to the Series Preferred Stock of all series, hereinafter called "General Terms of the Series Preferred Stock") shall be as follows:

1. Dividends. The dividend rate of the shares of the Seventh Series shall be $7.75 per share per annum. The initial dividend with respect to the Seventh Series shall be payable on January 1, 1995. Dividends on all shares of the Seventh Series shall be cumulative from the date of initial issue of such shares. The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days which have elapsed in such period.

2. Redemptions.

(a) Optional Redemption. The shares of the Seventh Series may be redeemed by the Corporation in whole or in part at any time on or after October 1, 2004 at a price of $100.00 per share, plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption.

(b) Mandatory Redemption. For so long as any shares of the Seventh Series are outstanding, the Corporation shall redeem on October 1, 2004 and on October 1 of each year thereafter until all such shares have been redeemed, 10,000 shares of the Seventh Series (or if less than 10,000 shares are outstanding, the number of shares outstanding) at a price of $100 per share, plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of redemption. At its option, the Corporation may redeem through the operation of this Section 2(b) on October 1 in each such year not more than 10,000 additional shares on the same terms. The right to redeem such additional shares shall not be cumulative and shall not reduce the redemption obligations under this Section 2(b) in any subsequent year.

The Corporation's mandatory redemption obligation under this Section 2(b) shall be cumulative, so that if in any year the full number of shares required to be redeemed for such year (including any number of shares carried over from any preceding year) is not so redeemed for any reason, the deficiency shall be added to the mandatory redemption obligation for the following year. The number of shares scheduled to be redeemed on any redemption date may be reduced, at the option of the Corporation, by crediting for such purposes shares of the Seventh Series purchased, redeemed or acquired otherwise than through the operation of this Section 2(b).

The Corporation shall redeem on October 1, 2009 all outstanding shares of the Seventh Series at a price of $100 per share, plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock).

(c) General Provisions. If less than all of the outstanding shares of the Seventh Series are to be redeemed, the shares of the Seventh Series to be redeemed will be selected by lot. Any shares of the Seventh Series that have been redeemed may not be reissued as part of the Seventh Series.

3. Liquidation Rights. The amounts payable upon the shares of the Seventh Series in the event of any liquidation, dissolution or winding up of the Corporation shall be $100 per share plus an amount equal to Full Cumulative Dividends thereon (as provided in the General Terms of the Series Preferred Stock) to the date of final payment.

4. Other Provisions or Rights. Except as specifically provided in this resolution, the shares of the Seventh Series shall not be entitled to the benefit of any other special provisions or rights that might otherwise be created for the Seventh Series in accordance with and in response to the terms of Section 1 of the General Terms of the Series Preferred Stock.

5. Definitions. The terms defined in the General Terms of the Series Preferred Stock shall have the same meaning in this resolution unless otherwise defined herein.

                              ARTICLES OF MERGER

                                    merging

                            UGI PRODUCTIONS, INC.
                         (a Pennsylvania corporation)

                                 with and into

                             UGI UTILITIES, INC.
                         (a Pennsylvania corporation)

Filed in the Department of
State on MAY 14, 1996

/s/
-----------------------------
Secretary of the Commonwealth

     Pursuant to the provisions of the Pennsylvania Business Corporation Law of 1988 (the "PBCL"), the undersigned domestic corporations hereby execute these Articles of Merger (the "Articles") for the purpose of merging (the "Merger") UGI Productions, Inc., a Pennsylvania corporation ("UGI Productions"), with and into UGI Utilities, Inc., the sole shareholder and a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania ("UGI Utilities"), the provisions of which permit a merger in the manner provided by the PBCL.

     1. The name and place of incorporation of the surviving parent corporation of the Merger is as follows:

             Name                               Place of Incorporation
             ----                               ----------------------

       UGI Utilities, Inc.                           Pennsylvania

     2. The name and place of incorporation of the disappearing subsidiary constituent corporation to the Merger is as follows:

             Name                               Place of Incorporation
             ----                               ----------------------

       UGI Productions, Inc.                         Pennsylvania

     3. Pursuant to the PBCL, a plan of merger relating to the Merger (the "Plan of Merger") has been authorized, approved and adopted by the Board of Directors of UGI Utilities.

     4. Pursuant to the PBCL, approval of the Plan of Merger by the Board of Directors of UGI Productions, its sole shareholder and the shareholders of UGI Utilities was not required.

     5.   The entire Plan of Merger is attached hereto as Exhibit A.

     6. The registered office of UGI Utilities is 460 North Gulph Road, King of Prussia, Pennsylvania 19406 Attn: Law Department.

MAY 14 96
PA Dept. of State

     7. The mailing address for service of process for UGI Productions is c/o UGI Utilities, Inc., 460 North Gulph Road, King of Prussia, Pennsylvania 19406
Attn: Law Department.

     8. The Merger shall be effective upon the filing of these Articles with the Secretary of State of the Commonwealth of Pennsylvania.

     Executed at King of Prussia, Pennsylvania, on May 3, 1996.

                                        UGI UTILITIES, INC.

                                        By:   /s/ Richard L. Bunn
                                             ------------------------------
                                        Name:  Richard L. Bunn
                                        Title: President


                                        By:   /s/ Barton D. Whitman
                                             ------------------------------
                                        Name:  Barton D. Whitman
                                        Title: Secretary

COMMONWEALTH OF PENNSYLVANIA    )
                                )
COUNTY OF MONTGOMERY            )

     This instrument was acknowledged before me on May 3, 1996 by Richard L. Bunn, President and Barton D. Whitman, Secretary of UGI Utilities, Inc., a Pennsylvania corporation.

[Seal]                                        /s/ Jeanne Damico
                                             ------------------------------
                                             Notary Public


                                    --------------------------------------------
                                                    Notarial Seal
                                            Jeanne Damico, Notary Public
                                        Upper Merion Twp., Montgomery County
                                         My Commission Expires June 10, 1996
                                    --------------------------------------------
                                    Member, Pennsylvania Association of Notaries

                                        UGI PRODUCTIONS, INC.



                                        By:    /s/ Brendan P. Bovaird
                                             ---------------------------------
                                        Name:  Brendan P. Bovaird
                                        Title: President


                                        By:    /s/ Robert W. Krick
                                             ---------------------------------
                                        Name:  Robert W. Krick
                                        Title: Assistant Secretary

COMMONWEALTH OF PENNSYLVANIA  )
                              )
COUNTY OF MONTGOMERY          )

     This instrument was acknowledged before me on May 3, 1996 by Brendan P. Bovaird, President and Robert W. Krick, Assistant Secretary of UGI Productions, Inc., a Pennsylvania corporation.

[Seal]                                /s/ Jeanne Damico
                                    ----------------------------------
                                    Notary Public


                               --------------------------------------------
                                               Notarial Seal
                               Jeanne Damico, Notary Public
                               Upper Merion Twp., Montgomery County
                               My Commission Expires June 10, 1996
                               --------------------------------------------
                               Member, Pennsylvania Association of Notaries

                                                                       Exhibit A
                                PLAN OF MERGER

                                    merging

                            UGI PRODUCTIONS, INC.
                         (a Pennsylvania corporation)

                                 with and into

                             UGI UTILITIES, INC.
                         (a Pennsylvania corporation)

                                  BACKGROUND

    UGI Productions, Inc. ("UGI Productions") is a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, its Articles of Incorporation having been filed thereunder on July 29, 1994.

    UGI Utilities, Inc. ("UGI Utilities") is a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, its Articles of Incorporation having been filed thereunder on August 4, 1925.

    The authorized capital stock of UGI Productions consists of 100 shares of common stock (the "Common Stock") that are issued and outstanding and entitled to vote.

    All of the issued and outstanding shares of Common Stock are owned by UGI Utilities.

    The Board of Directors of UGI Utilities deems it advisable and in the best interests of UGI Utilities and the Sole Shareholder that UGI Productions merge with and into UGI Utilities pursuant to this Plan of Merger and the applicable provisions of the laws of the Commonwealth of Pennsylvania and have, by resolution, duly adopted, authorized, approved and adopted this Plan of Merger.

    The terms and conditions of such merger, the mode of carrying the same into effect, the manner of converting the shares of Common Stock and such other details and provisions as UGI Utilities deems necessary or desirable are set forth below.

        1. The Merger. At the Effective Time (as defined in Section 2), UGI Productions shall be merged with and into UGI Utilities (the "Merger"). As a result of the Merger, the separate corporate existence of UGI Productions shall cease and UGI Utilities shall continue as the surviving corporation. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the Pennsylvania Business Corporation Law of 1988, as amended (the "Pennsylvania Law"). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of UGI Productions shall vest in UGI Utilities, and all debts, liabilities and duties of UGI Productions shall become the debts, liabilities and duties of UGI Utilities, and UGI Utilities hereby assumes such debts, liabilities and duties of UGI Productions.

         2. Effective Time. As used in this Plan of Merger, the term "Effective Time" shall mean the date and time at which UGI Utilities shall duly file a copy of this Plan of Merger and the articles of merger with the Secretary of State of the Commonwealth of Pennsylvania, in accordance with Pennsylvania Law, and the Merger shall become effective.

         3. Status and Conversion of Shares of Common Stock of UGI Productions. At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and cease to exist.

         4. Termination. This Plan of Merger shall be terminated without further action by UGI Utilities in the event that the Board of Directors of UGI Utilities, or any of its officers thereunto duly authorized, so approve such termination in writing, and in such event this Plan of Merger shall have no further force or effect and there shall be no liability on the part of UGI Utilities except to the extent otherwise provided herein.

         5. Waiver of Notice. UGI Utilities hereby waives any and all notice in connection hereof, including, without limitation, the mailing requirement under Pennsylvania Law.

         6. Available Copies of the Plan of Merger. UGI Utilities shall maintain this Plan of Merger on file at its principal place of business. The address of the principal place of business and the registered office of UGI Utilities in the Commonwealth of Pennsylvania is 460 North Gulph Road, King of Prussia, Pennsylvania 19406. UGI Utilities shall furnish a copy of this Plan of Merger, on request and without cost, to any shareholder of UGI Utilities.

Microfilm Number 200033-1439 Filed with the Department of State on APR 27 2000
                 -----------                                       -----------

Entity Number     369114                                /s/ Kim Pizzingrilli
              -------------                         -----------------------------
                                                    Secretary of the Commonwealth

            ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                        DSCB 15-1915 (Rev 90)

  In compliance with the requirements of 15 Pa.C.S. (Section) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: UGI Utilities, Inc.
                                   -------------------
-------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):


   (a) Box 858 Route 363 Irwin Building  Valley Forge,  PA     19482  Montgomery
       -------------------------------------------------------------------------
       Number and Street                    City       State    Zip    County

   (b) c/o:---------------------------------------------------------------------
       Name of Commercial Registered Office Provider                  County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is:  P.L. 408
                                                          --------
4. The date of its incorporation is:  8/4/25
                                    ---------
5. (Check, and if appropriate complete, one of the following):

    X The amendment shall be effective upon filing these Articles of Amendment --- in the Department of State.

       The amendment shall be effective on:               at
   ---                                    ----- ---------  ------ ------
                                                 Date             Hour

6. (Check one of the following):

    X The amendment was adopted by the shareholders (or members) pursuant to --- 15 Pa.C.S. (Section) 1914(a) and (b).

       The amendment was adopted by the board of directors pursuant to --- 15 Pa.C.S. (Section) 1914(c).

7. (Check, and if appropriate complete, one of the following):

    X The amendment adopted by the corporation, set forth in full, is as --- follows:

          "Resolved, the amendment to the Articles of Incorporation of UGI Utilities, Inc. to change its registered address to 100 Kachel Boulevard, Suite 400 Green Hills Corporate Center Reading, PA 19607 is approved."

       The amendment adopted by the corporation is set forth in full in --- Exhibit A attached hereto and made a part hereof.

8. (Check if the amendment restates the Articles):

       The restated Articles of Incorporation supersede the original Articles --- and all amendments thereto.

    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 20th day of April, 2000.


                                            UGI Utilities, Inc.
                                            ----------------------------------
                                                          (Name of Corporation)

                                            BY: /s/ Thomas M. Jackal
                                            -----------------------------------
                                                                    (Signature)

                                            TITLE:   Vice President - Law
                                                  -----------------------------
                                                  Associate General Counsel

PA DEPT OF STATE
APR 27 2000

DSCB 15-1915 (Rev 90) 2 200033-1440